                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                         Anchor Bancorp Wisconsin Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                                                   June 15, 2001

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Anchor BanCorp Wisconsin Inc. The meeting will be held at the Crowne Plaza, 4402 E. Washington Avenue, Madison, Wisconsin, on Tuesday, July 24, 2001 at 2:00 p.m., Central Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         It is very important that you be represented at the Annual Meeting, regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of and interest in Anchor BanCorp Wisconsin Inc. are sincerely appreciated.

                                            Sincerely,



                                            /s/ Douglas J. Timmerman
                                            Douglas J. Timmerman
                                            Chairman of the Board, President
                                             and Chief Executive Officer

                      [This page intentionally left blank]

                          ANCHOR BANCORP WISCONSIN INC.
                               25 WEST MAIN STREET
                            MADISON, WISCONSIN 53703
                                 (608) 252-8700
                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 24, 2001
                                 ---------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Anchor BanCorp Wisconsin Inc. (the "Company") will be held at the Crowne Plaza, 4402 E. Washington Avenue, Madison, Wisconsin, on Tuesday, July 24, 2001 at 2:00 p.m., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         (1) To elect two (2) directors for a three-year term, and in each case until their successors are elected and qualified;

         (2) To adopt the Amended and Restated Management Recognition Plan and Trust Agreement;

         (3) To adopt the 2001 Stock Option Plan For Non-Employee Directors;

         (4) To ratify the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 2002; and

         (5) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

         The Board of Directors has fixed June 8, 2001 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      /s/ J. Anthony Cattelino
                                      J. Anthony Cattelino
                                      Vice President and Secretary

Madison, Wisconsin
June 15, 2001

================================================================================
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED, REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
================================================================================

                      [This page intentionally left blank]

                          ANCHOR BANCORP WISCONSIN INC.


                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS

                                  JULY 24, 2001



         This Proxy Statement is furnished to holders of common stock, $.10 par value per share (the "Common Stock"), of Anchor BanCorp Wisconsin Inc. (the "Company"), the holding company for AnchorBank, fsb (the "Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Crowne Plaza, 4402 E. Washington Avenue, Madison, Wisconsin, on Tuesday, July 24, 2001 at 2:00 p.m., Central Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about June 15, 2001.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the nominees for director described herein; for the adoption of the Amended and Restated Management Recognition Plan and Trust Agreement; for the adoption of the 2001 Stock Option Plan For Non-Employee Directors; for ratification of the appointment of Ernst & Young LLP as the Company's auditors for fiscal 2002; and upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (J. Anthony Cattelino, Vice President and Secretary, Anchor BanCorp Wisconsin Inc., 25 West Main Street, Madison, Wisconsin 53703); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                     VOTING


         Only stockholders of record at the close of business on June 8, 2001 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were approximately 22,760,567 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. The persons receiving the greatest number of votes of the Common Stock, up to the number of directors to be elected, shall be elected as directors of the Company. The affirmative vote of a majority of the total votes cast at the Annual Meeting is required to adopt the Amended and Restated Management Recognition Plan and Trust Agreement; to adopt the 2001 Stock Option Plan For Non-Employee Directors; to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for fiscal 2002; and to approve any other matter properly submitted to the stockholders for their consideration at the Annual Meeting.

ABSTENTIONS AND BROKER NON-VOTES

         Abstentions (i.e., shares for which authority is withheld to vote for a matter) are included for purposes of determining the presence of a quorum. Abstentions will have no effect on the outcome of the voting of the proposals because directors will be elected by a plurality of the votes cast and, because abstentions will not be included in the number of votes cast on a matter, for all other matters to be presented to stockholders at the Annual Meeting.

         Proxies relating to "street name" shares (i.e., shares held of record by brokers or other third party nominees) that are voted by brokers or other third party nominees on certain matters will be treated as shares present and voting for purposes of determining the presence or absence of a quorum. "Broker non-votes" (i.e., proxies submitted by brokers or third party nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or third party nominees do not have discretionary power to vote under the rules of the New York Stock Exchange) will be considered present for the purpose of establishing a quorum, but will not be treated as shares entitled to vote on such matters.

         The election of directors, the proposal to adopt the Amended and Restated Management Recognition Plan and Trust Agreement, the proposal to adopt the 2001 Stock Option Plan For Non-Employee Directors and the proposal to ratify the appointment of the independent auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and, consequently, there will not be "broker non-votes" at the Annual Meeting.

                              ELECTION OF DIRECTORS
                                 (PROPOSAL ONE)


         The Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three classes which are as equal in number as possible. Pursuant to the Bylaws of the Company, the number of directors of the Company is currently set at eight, divided into classes of three, three and two directors each. One class is elected each year to serve for a term of three years, and in each case until their respective successors are elected and qualified.

         The entire Board of Directors of the Company acts as a Nominating Committee for selection of nominees for election as directors of the Company. The Board, acting as the Nominating Committee, met one time during the fiscal year ended March 31, 2001.

         Two directors are to be elected at the Annual Meeting. Both of the nominees are current directors of the Company. No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

         The remaining six directors will continue to serve in accordance with their previous elections.

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the two nominees for director listed below. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why either of the nominees listed below may not be able to serve as a director if elected.

           NOMINEES FOR DIRECTOR FOR THREE YEAR TERMS EXPIRING IN 2004




                                                           Position with the Company and
                                                          Principal Occupation During the               Director
                Name                    Age                      Past Five Years                        Since (1)
                ----                    ---                ------------------------------               ---------
Douglas J. Timmerman                    60     Chairman, President and Chief Executive Officer of         1971
                                               the Company and the Bank; has served in various
                                               management positions with the Bank prior to his
                                               appointment as President in May 1983 and Chief
                                               Executive Officer in May 1985.

Greg M. Larson                          51     Director; President and Chief Executive Officer of         1992
                                               Demco, Inc., a direct mail school and library supply
                                               company located in Madison, Wisconsin and Chief
                                               Executive Officer and Manager of CedarTree LLC.


   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE NOMINEES FOR
                                   DIRECTOR.


             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

                      DIRECTORS WITH TERMS EXPIRING IN 2002


                                                           Position with the Company and
                                                          Principal Occupation During the               Director
                Name                    Age                       Past Five Years                       Since (1)
                ----                    ---                ------------------------------               ---------
Pat Richter                             59     Director; Athletic Director of the University of           1990
                                               Wisconsin - Madison since February 1990; previously
                                               Vice President - Human Resources for Oscar Mayer
                                               Foods Corporation.

Donald D. Parker                        62     Director; Former Officer, Director and Chairman of         1999
                                               the Board of FCB Financial Corp. and Fox Cities
                                               Bank, F.S.B.

Richard A. Bergstrom                    51     Director; President of Bergstrom Corporation since         1999
                                               January 1998, previously served as Executive Vice
                                               President of Bergstrom Corporation.


                DIRECTORS WITH THREE YEAR TERMS EXPIRING IN 2003


                                                           Position with the Company and
                                                          Principal Occupation During the               Director
                Name                    Age                        Past Five Years                      Since (1)
                ----                    ---               ------------------------------                ---------

Donald D. Kropidlowksi                  59     Director; Senior Vice President of the Bank; former        1995
                                               Director, President and Chief Executive Officer of
                                               American Equity Bancorp and American Equity Bank of
                                               Stevens Point.

Bruce A. Robertson                      77     Director; formerly Vice President of the Bank from       1987 (2)
                                               October 1987 until December 1989; prior thereto
                                               Chairman, President and Chief Executive Officer of
                                               Columbus Federal Savings and Loan Association until
                                               that Association merged with and into the Bank in
                                               September 1987.

Holly Cremer Berkenstadt                45     Director; CEO and Director of Wisconsin Cheeseman,         1994
                                               Inc., a direct food and gift company located in Sun
                                               Prairie, Wisconsin.


------------------------

(1)      Includes service as director of the Bank.
(2)      Excludes service with predecessor institutions.

STOCKHOLDER NOMINATIONS

         Article IV, Section 4.14 of the Company's Bylaws governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than (i) 60 days prior to the anniversary date of the mailing of proxy materials by the Company for the immediately preceding annual meeting, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each written notice of a stockholder nomination shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;
(c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (e) the consent of each nominee to serve as a director of the Company if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures. The Company did not receive any stockholder nominations for director in connection with the upcoming Annual Meeting.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

         Regular meetings of the Board of Directors of the Company are held on a quarterly basis. The Board of Directors of the Company held a total of four regular meetings during the fiscal year ended March 31, 2001. No incumbent director attended fewer than 75% of the aggregate total number of meetings of the Board of Directors held during the fiscal year ended March 31, 2001 and the total number of meetings held by all committees on which he or she served during such year.

         The Compensation Committee of the Board of Directors determines compensation for executive officers. The members of this committee, which met three times during the fiscal year ended March 31, 2001, are Messrs. Greg M. Larson, Pat Richter, and Bruce A. Robertson. No member of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries. The report of the Compensation Committee with respect to compensation for the Chief Executive Officer and all other executive officers for the fiscal year ended March 31, 2001 is set forth below.

         The entire Board of Directors of the Company acts as a Nominating Committee for selection of nominees for election as directors of the Company. The Board, acting as the Nominating Committee, met one time during the fiscal year ended March 31, 2001.

         The Board of Directors has established an Audit Committee which reviews the records and affairs of the Company to determine its financial condition, reviews with management and the independent auditors the systems of internal control, and monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles. The members of this committee, which met once during the fiscal year ended March 31, 2001, are Ms. Berkenstadt and Messrs. Larson and Parker. Each of the current members of the Audit

Committee is "independent" as defined by the listing standards of the Nasdaq Stock Market. The Audit Committee operates under a written charter approved by the Board. A copy of the charter is attached to this Proxy Statement as Annex A.

REPORT OF AUDIT COMMITTEE

         In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addition, the Audit Committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. Further, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the independent auditors' independence.

         The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

         The Company's independent auditors, Ernst & Young LLP ("Ernst & Young"), are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of auditing or accounting, including the area of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and Ernst & Young. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

         Based upon the Audit Committee's discussions with management and Ernst & Young and the Audit Committee's review of the representations of management and Ernst & Young, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended March 31, 2001, for filing with the Securities and Exchange Commission.

May 24, 2001

                                             AUDIT COMMITTEE

                                             Holly Cremer Berkenstadt
                                             Greg M. Larson
                                             Donald D. Parker

         The foregoing Report of Audit Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.


                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS


         The following sets forth certain information with respect to the executive officers of the Company and the Bank who are not directors.

         J. Anthony Cattelino (age 58). Mr. Cattelino currently serves as Vice President and Secretary of the Company and as Senior Vice President - Marketing and Retail Administration for the Bank. He is responsible for the branch network, deposit acquisition, consumer lending, marketing and retail operations. Mr. Cattelino joined the Company in 1974 as Director of Marketing, was promoted to Vice President of Marketing in 1976 and to his current position in 1985. Mr. Cattelino is on the Board of Directors of Anchor Investment Services, Inc. and the Mendota Gridiron Club.

         Michael W. Helser (age 56). Mr. Helser is currently Treasurer and Chief Financial Officer of the Company and Senior Vice President - Finance and Chief Financial Officer of the Bank. Mr. Helser joined the Company in 1974 as Internal Auditor, was promoted to Vice President - Finance in 1979 and to his current position in 1985. Prior to joining the Company, Mr. Helser was a Senior Accountant with the public accounting firm of Ernst & Whinney (now Ernst & Young
LLP), Milwaukee, Wisconsin. Mr. Helser is a certified public accountant.

         Donald F. Bertucci (age 51). Mr. Bertucci is currently First Vice President - Residential Lending of the Bank and is responsible for one-to-four family residential lending. He joined the Bank in 1972 and previously served as Branch Manager, Mortgage Division Coordinator and Commercial Real Estate Loan Officer. In 1984 he was appointed Vice President, and he assumed his present position as First Vice President - Residential Lending in June of 1996. Mr. Bertucci is a member of the Madison Board of Realtors and the Madison Area Mortgage Bankers Association and is a licensed real estate broker.

         Daniel K. Nichols (age 45). Mr. Nichols is currently First Vice President-Commercial Lending of the Bank and is responsible for commercial lending, commercial real estate, credit and quality control. He joined the Bank in 1985 to start up the Commercial Lending Department. In 1990 he was promoted to Vice President and became responsible for commercial lending and commercial real estate. He assumed his present position as First Vice President in June of 1996. Mr. Nichols holds both a BBA and MBA in finance from the University of Wisconsin-Madison. He is a Board member of the Weinert program at the University of Wisconsin and is also on the Board of Directors of the Easter Seal Society and Downtown Madison, Inc.

         Ronald R. Osterholz (age 52). Mr. Osterholz is currently Vice President
- Human Resources of the Bank. Mr. Osterholz joined the Bank in 1973 and previously served as Savings Officer, Branch Manager and Branch Coordinator. In 1981, he was named Assistant Vice President and in 1985 was appointed to his current position. Mr. Osterholz is active in the University of Wisconsin Alumni Association functions, is on the Board of the University of Platteville Foundation and is in various civic organizations and clubs.

         Mark D. Timmerman (age 33). Mr. Timmerman currently serves as Assistant Secretary and General Counsel of the Company and as Vice President, Secretary and General Counsel for the Bank. He joined the Bank in 1994 and is responsible for a wide variety of legal, administrative, and compliance functions for the Company and Bank. In 1996 he was promoted to Assistant Vice President and Assistant Secretary of the Bank. In 1998, he was appointed to his present position. Mr. Timmerman received both his undergraduate and law degree from the University of Wisconsin-Madison and is currently pursuing an MBA. He is a member of the Board of Directors of the Bank and is active in various local civic organizations and clubs.

         David L. Weimert (age 50). Mr. Weimert is currently First Vice President - Secondary and Lending Administration. Mr. Weimert joined the Bank in 1991 and has extensive experience in the financial services industry. He has served in various management capacities at savings associations, mortgage banking companies and commercial banks. Mr. Weimert served as President of Community Savings and Loan Association, Fond du Lac, Wisconsin from 1987 to 1990 and President of Investors Mortgage Service Company, Burbank, California, from 1985 to 1987.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), who or which were known to the Company to be the beneficial owners of more than 5% of the issued and outstanding Common Stock, (ii) the directors and director nominees of the Company, (iii) certain executive officers of the Company who are named in the Summary Compensation Table below, and (iv) all directors and executive officers of the Company and the Bank as a group.



                                            Common Stock Beneficially Owned
                                                          as
                                                  of June 8, 2001 (1)
                                      ------------------------------------------
Name of Beneficial Owner                    No. of Shares                  %
--------------------------------------------------------------------------------

Anchor BanCorp Wisconsin Inc.               1,340,188  (2)                 5.54%
 Employee Stock Ownership Plan Trust
25 West Main Street
Madison, Wisconsin

Directors:
  Holly Cremer Berkenstadt                     84,100  (3)                 *
  Richard A. Bergstrom                         78,725  (4)                 *
  Donald D. Kropidlowski                      117,603  (5)                 *
  Greg M. Larson                               83,716  (6)                 *
  Donald D. Parker                            188,947  (7)                 *
  Pat Richter                                  96,248  (8)                 *
  Bruce A. Robertson                           99,436  (9)                 *
  Douglas J. Timmerman                      1,679,210  (10)                6.94


Executive officers who are not directors and who are named in the Summary


 Compensation Table:
  J. Anthony Cattelino                         280,642  (11)                1.16
  Michael W. Helser                            280,565  (12)                1.16
  Donald F. Bertucci, Jr.                      107,844  (13)                *
  Daniel K. Nichols                            124,985  (14)                *

All directors and executive officers         3,730,023  (15)               15.41
 of the Company and the Bank as a
 group (17 persons)



*      Represents less than 1% of the outstanding Common Stock.


(1) For purposes of this table, pursuant to rules promulgated under the Exchange Act, an individual is considered to beneficially own shares of Common Stock if he or she directly or indirectly has or shares (1) voting power, which includes the power to vote or to direct the voting of the shares; or (2) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a director has sole voting power and sole investment power with respect to the indicated shares. Shares which are subject to stock options which are exercisable within 60 days of the Voting Record Date by an individual or group are deemed to be outstanding for the purpose of computing the percentages of Common Stock beneficially owned by the respective individual or group.

(2) The Anchor BanCorp Wisconsin Inc. Employee Stock Ownership Trust ("Trust") was established pursuant to the Anchor BanCorp Wisconsin Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and the trustees. The current trustees are: Ronald R. Osterholz, Vice President - Human Resources of the Bank, and Mark D. Timmerman, Vice President, Secretary, and General Counsel of the Bank. As of the Voting Record Date, all shares held in the Trust have been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Allocated shares for which employees do not give instructions will be voted in the same ratio on any matter as those shares for which instructions are given.

(3) Includes 65,900 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date, and 100 shares owned by Ms. Berkenstadt's spouse and 1,100 shares held by Ms. Berkenstadt's children.

(4) Includes 27,450 shares held jointly with Mr. Bergstrom's wife, with whom voting and dispositive power is shared, 37,881 shares held by Mr. Bergstrom's children, which may be deemed to be beneficially owned by Mr. Bergstrom, and 13,394 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date.

(5) Includes 64,608 shares held jointly with Mr. Kropidlowski's wife, with whom voting and dispositive power is shared, 2,220 shares held by Mr. Kropidlowski's wife, which may be deemed to be beneficially owned by Mr. Kropidlowski, 16,035 shares held in the ESOP allocated to Mr. Kropidlowski's account, and 30,460 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date.

(6) Includes 2,136 shares held by Mr. Larson's children, which may be deemed to be beneficially owned by Mr. Larson, and 2,000 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Voting Record Date.

(7) Includes 53,034 shares held jointly with Mr. Parker's wife, with whom voting and dispositive power is shared, 57,216 shares held in a living trust for the benefit of Mr. Parker and his wife, 3,756 shares held by Mr. Parker's wife which may be deemed to be beneficially owned by Mr. Parker, and 2,745 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Voting Record Date.

(8) Includes 40,200 shares owned jointly with Mr. Richter's wife, with whom voting and dispositive power is shared, 2,048 shares owned by Mr. Richter's wife, which Mr. Richter may be deemed to beneficially own, and 54,000 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Voting Record Date.

 (9) Includes 19,188 shares owned by Mr. Robertson's wife, which may be deemed to be beneficially owned by Mr. Robertson, and 54,000 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Voting Record Date.

(10) Includes 741,646 shares held in a living trust for the benefit of Mr. Timmerman and his wife, 134,742 shares held in the Company's Retirement Plan allocated to Mr. Timmerman's account, 29,752 shares held in the ESOP allocated to Mr. Timmerman's account, 1,600 restricted shares granted pursuant to the Company's Management Recognition Plans and 771,470 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date. Does not include 508,770 shares of Common Stock held by a rabbi trust established by the Bank to fund certain benefits to be paid to Mr. Timmerman pursuant to a deferred compensation agreement entered into between the Bank and Mr. Timmerman, a Supplement Executive Retirement Plan and an Excess Benefit Plan; Mr. Timmerman does not possess voting or investment power with respect to such shares. See "Executive Compensation - Deferred Compensation Agreement" and "Executive Compensation - Supplemental Executive Retirement Plan and Excess Benefit Plan."

(11) Includes 147,087 shares held jointly with Mr. Cattelino's wife, with whom voting and dispositive power is shared, 1,160 shares owned by Mr. Cattelino's wife and 6,000 shares owned by Mr. Cattelino's children, which Mr. Cattelino may be deemed to beneficially own, 35,901 shares held in the Company's Retirement Plan allocated to Mr. Cattelino's account, 25,894 shares held in the ESOP allocated to Mr. Cattelino's account, 1,600 restricted shares granted pursuant to the Company's Management Recognition Plans and 63,000 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date. Does not include 12,713 shares of Common Stock held by a rabbi trust established by the Bank to fund certain benefits pursuant to an Excess Benefit Plan; Mr. Cattelino does not possess voting or investment power with respect to such shares. See "Executive Compensation - Supplemental Executive Retirement Plan and Excess Benefit Plan."

(12) Includes 152,212 shares held jointly with Mr. Helser's wife, with whom voting and dispositive power is shared, 2,000 shares held by Mr. Helser's children, which Mr. Helser may be deemed to beneficially own, 37,872 shares held in the Company's Retirement Plan allocated to Mr. Helser's account, 25,881 shares held in the ESOP allocated to Mr. Helser's account, 1,600 restricted shares granted pursuant to the Company's Management Recognition Plans and 61,000 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date. Does not include 12,204 shares of Common Stock held by a rabbi trust established by the Bank to fund certain benefits pursuant to an Excess Benefit Plan; Mr. Helser does not possess voting or investment power with respect to such shares. See "Executive Compensation - Supplemental Executive Retirement Plan and Excess Benefit Plan."

(13) Includes 19,420 shares held jointly with Mr. Bertucci's wife, with whom voting and dispositive power is shared, 11,783 shares held in the Company's Retirement Plan allocated to Mr. Bertucci's account, 15,593 shares held in the ESOP allocated to Mr. Bertucci's account, 6,600 restricted shares granted pursuant to the Company's Management Recognition Plans and 52,548 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date.

(14) Includes 28,799 shares held jointly with Mr. Nichols' wife, with whom voting and dispositive power is shared, 26,825 shares held in the Company's Retirement Plan allocated to Mr. Nichols' account, 14,885 shares held in the ESOP allocated to Mr. Nichols' account, 328 shares in employee stock purchase plan, 6,600 restricted shares granted pursuant to the Company's Management Recognition Plans and 47,548 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date.

(15) Includes 268,254 shares held in the Company's Retirement Plan allocated to the accounts of executive officers, 30,800 restricted shares granted to executive officers pursuant to the Company's Management Recognition Plans, for which executive officers possess sole voting power and no investment power, and 1,452,264 shares which executive officers and directors as a group may acquire pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date. Does not include 533,687 shares held by a rabbi trust established by the Bank to fund certain benefits to be paid to certain executive officers of the Company. See Notes 10, 11 and 12 above.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Under Section 16(a) of the Exchange Act, the Company's directors, officers and any persons holding more than 10% of the Common Stock are required to report their ownership of the Common Stock and any changes in that ownership to the Securities and Exchange Commission ("Commission") and the Nasdaq Stock Market by specific dates. Based on representations of its directors and officers and copies of the reports that they have filed with the Commission and the Nasdaq Stock Market, the Company believes that all of these filing requirements were satisfied by the Company's directors and officers during the year ended March 31, 2001.

                             EXECUTIVE COMPENSATION

SUMMARY

         The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Company for services rendered in all capacities during the last three fiscal years to the Chief Executive Officer and the four other most highly compensated executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

=================================================================================================================================
                                             Annual Compensation                  Long Term Compensation
                                   ----------------------------------------- ----------------------------------
                                                                                     Awards           Payouts      All Other
        Name and           Fiscal                           Other Annual                                          Compensation
    Principal Position      Year   Salary       Bonus     Compensation (2)                                            (5)
                                      (1)
                                                                             ----------------------- ----------
                                                                             Stock                      LTIP
                                                                             Grants(3)   Options(4)   Payouts
-------------------------- ------- ---------- ----------- ------------------ ----------- ----------- ---------- ----------------
Douglas J. Timmerman        2001    $473,750   $106,000         $0            $ 45,188     31,870      $  0        $ 43,257
 President and Chief        2000     458,750    163,500          0              69,903     31,870         0          73,062
 Executive Officer          1999     449,511    141,500          0              99,222     95,000         0          36,945
-------------------------- ------- ---------- ----------- ------------------ ----------- ----------- ---------- -----------
J. Anthony Cattelino        2001    $135,825   $ 48,545         $0            $  3,013      2,500      $  0        $ 15,457
 Vice President and         2000     129,412     58,000          0              29,900          0         0           9,814
 Secretary                  1999     125,625     76,437          0              31,497      6,000         0           8,770
-------------------------- ------- ---------- ----------- ------------------ ----------- ----------- ---------- -----------
Michael W. Helser           2001    $135,825   $ 48,545         $0            $  3,013      2,500      $  0        $ 15,457
 Treasurer and Chief        2000     129,412     58,000          0              29,900          0         0          14,120
 Financial Officer          1999     125,625     76,437          0              31,497      6,000         0           8,926
-------------------------- ------- ---------- ----------- ------------------ ----------- ----------- ---------- -----------
Donald F. Bertucci          2001    $100,500   $ 38,000         $0            $  4,519      7,500      $  0        $ 11,263
 First Vice President -     2000      88,259     48,000          0             123,338          0         0           7,442
 Residential Lending        1999      83,103     61,057          0              31,497      5,000         0           7,650
-------------------------- ------- ---------- ----------- ------------------ ----------- ----------- ---------- -----------
Daniel K. Nichols           2001    $100,500   $ 38,000         $0            $  7,531      3,000      $  0        $ 11,374
 First Vice President -     2000      88,259     58,000          0             123,338      4,000         0           7,845
 Commercial Lending         1999      83,103     61,057          0              31,497      5,000         0           7,504
========================== ======= ========== =========== ================== =========== =========== ========== ===========

     (1) Includes amounts deferred by the executive officer pursuant to the Company's Retirement Plan, a defined contribution plan which is intended to qualify under Section 401(k) of the Internal Revenue Code of 1986, as amended.

     (2) Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of automobiles leased by the Company, payment of club dues and parking privileges. In the opinion of management of the Company, the costs to the Company of providing such benefits to any individual executive officer during the indicated periods did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

     (3) Represents the grant of shares of restricted Common Stock pursuant to the Company's Management Recognition Plans, which were deemed to have had the indicated value at the date of grant. The number of shares of restricted Common Stock held by Messrs. Timmerman, Cattelino, Helser, Bertucci and Nichols at March 31, 2001 is 4,600, 1,800, 1,800, 6,900
          and 7,100, respectively. The fair market value of restricted Common Stock held by Messrs. Timmerman, Cattelino, Helser, Bertucci and Nichols at March 31, 2001 is $63,825, $24,975, $24,975, $95,738 and
          $98,513, respectively. The awards vest within six months to two years from the date of grant. Recipients receive dividends paid on restricted stock prior to vesting.

     (4) Consists of awards granted pursuant to the Company's stock incentive plans which are exercisable at the rate of either 33.3%, 50% or 100% per year commencing on the date of grant.

     (5) In fiscal 2001, consists of amounts allocated or paid by the Company on behalf of Messrs. Timmerman, Cattelino, Helser, Bertucci and Nichols pursuant to the Company's ESOP of $12,557, $11,350, $11,350, $7,403 and $7,604, respectively, and the Company's Retirement Plan of $5,950, $4,107, $4,107, $3,770 and $3,770, respectively and the payment of director's fees to Mr. Timmerman in the amount of $24,750.

STOCK OPTIONS

         The following table sets forth certain information concerning individual grants of stock options pursuant to the Company's stock option plans awarded to the named executive officers during the year ended March 31, 2001.


                        OPTION GRANTS IN LAST FISCAL YEAR

====================================================================================== =============================

                                                                                        Potential Realizable Value
                                                                                         at Assumed Annual Rates
                                  Individual Grants                                    of Stock Price Appreciation
                                                                                           for Option Term (4)
--------------------------------------------------------------------------------------------------------------------

                           Options      % of Total Options     Exercise    Expiration
          Name            Granted      Granted to Employees    Price (3)      Date          5%            10%
                             (1)               (2)
--------------------------------------------------------------------------------------------------------------------

Douglas J. Timmerman        31,870             46.3%           $ 15.0625   11/22/2010  $  302,048     $ 765,119
---------------------------------------------------------------------------------------------------------------

J. Anthony Cattelino         2,500              3.6              15.0625   11/22/2010      23,694        60,019
---------------------------------------------------------------------------------------------------------------

Michael W. Helser            2,500              3.6              15.0625   11/22/2010      23,694        60,019
---------------------------------------------------------------------------------------------------------------

Donald F. Bertucci, Jr.      7,500             10.9              15.0625   11/22/2010      71,081       180,056
---------------------------------------------------------------------------------------------------------------

Daniel K. Nichols            3,000              4.4              15.0625   11/22/2010      28,433        72,023
===============================================================================================================


     (1) Consists of awards granted pursuant to the Company's stock incentive plans which are exercisable one year from the date of grant for Messrs. Timmerman, Cattelino and Helser; 50% per year from the date of grant for Mr. Nichols; and 33.3% per year from the date of grant for Mr. Bertucci.

     (2) Percentage of options granted to all employees during the fiscal year ended March 31, 2001.

     (3) In all cases the exercise price was based on the fair market value of a share of Common Stock on the date of grant.

     (4) Assumes compounded rates of return for the remaining life of the options and future stock prices of $24.54 and $39.07 for grants whose exercise price is $15.0625 per share.

         The following table sets forth certain information concerning exercises of stock options granted pursuant to the Company's stock option plans by the named executive officers during the fiscal year ended March 31, 2001 and options held at March 31, 2001.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR END OPTION VALUES


====================================================================================================================
                              Shares
                           Acquired on      Value        Number of Unexercised     Value of Unexercised Options at
          Name               Exercise     Realized        Options at Year End                Year End (1)
                                                      ------------ --------------- --------------- -----------------
                                                      Exercisable  Unexercisable    Exercisable     Unexercisable
--------------------------------------------------------------------------------------------------------------------
Douglas J. Timmerman           9,272      $145,167      745,974       57,366         $4,716,368          $ 0
--------------------------------------------------------------------------------------------------------------------
J. Anthony Cattelino          26,602       385,447       63,000        2,500            291,263            0
--------------------------------------------------------------------------------------------------------------------
Michael W. Helser             19,602       266,079       63,000        2,500            291,263            0
--------------------------------------------------------------------------------------------------------------------
Donald F. Bertucci, Jr.        2,000        30,907       52,548        7,500            252,746            0
--------------------------------------------------------------------------------------------------------------------
Daniel K. Nichols              3,000        44,625       46,548        5,000            210,727            0
====================================================================================================================

(1)      Based on a per share market price of $13.875 at March 31, 2001.

COMPENSATION OF DIRECTORS

         BOARD FEES. Each member of the Board of Directors of the Company is paid a fee of $1,500 for each regular quarterly Board meeting attended. In addition, each director of the Bank also is paid a fee of $1,500 for each regular meeting of the Board of Directors of the Bank attended. Directors of the Company and the Bank also receive a fee of $350 for each regular committee meeting of the Board attended and $750 for each special Board meeting attended.

         DIRECTORS' DEFERRED COMPENSATION PLAN. The Company and the Bank maintain plans under which members of their Boards of Directors may elect to defer receipt of all or a portion of their director's fees. Under the plans, the Company and the Bank are obligated to repay the deferred fees, semi-annually over a five year period together with interest at a stated rate, upon the participating director's resignation from the Board of Directors. During the year ended March 31, 2001, no director deferred funds pursuant to these deferred compensation plans.

         DIRECTORS' STOCK OPTION PLANS. The Company has adopted the 1992 Directors' Stock Option Plan (the "1992 Directors' Plan") and the 1995 Stock Option Plan for Non-Employee Directors ("1995 Directors' Plan"), each of which provides for the grant of compensatory stock options to non-employee directors of the Company and the Bank. Pursuant to the 1992 Directors' Plan, each director of the Company or the Bank who is not an employee of the Company or any subsidiary was granted an option to purchase 5,000 shares of Common Stock at the actual purchase price of a share of Common Stock in the Company's initial public offering thereof on July 15, 1992. Pursuant to the 1995 Directors' Plan, each non-employee director was granted an option to purchase 10,000 shares of Common Stock on May 12, 1995, the date the 1995 Directors' Plan was approved by the Board of Directors. Also, each non-employee director is granted an option to purchase 1,000 shares of Common Stock upon re-election to the Board. The exercise price of such options is the fair market value of a share of Common Stock on the date of grant. Options granted pursuant to the Directors' Plans become vested and exercisable six months from the date of grant. In addition, the Company has adopted the 2001 Stock Option Plan for Non-Employee Directors, which is being submitted to stockholders for approval at the Annual Meeting. See "Proposal to Adopt the 2001 Stock Option Plan for Non-Employee Directors."

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee (the "Committee") of the Board of Directors is responsible for developing compensation guidelines reflected in the compensation program offered to the executive officers of the Company and Bank.

         The members of the Committee of both the Company and Bank are identical. No member of the Committee is a current or former employee of the Company or any subsidiary.

         Officers of the Company are not separately compensated for their service in such capacity and are paid only for their service as officers of the Bank. An affiliated interest agreement exists between the Company and Bank. State and Federal regulators have not taken objection to its terms and conditions, which seek to fairly reimburse the Bank for activities of any officer or employee on behalf of the Company. The agreement is reviewed annually by both regulators and auditors.

REPORT OF THE COMPENSATION COMMITTEE

         Under rules established by the Securities and Exchange Commission (the "Commission"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Committee has prepared the following report for inclusion in this proxy statement.

         The Committee of the Board of Directors is responsible for developing overall compensation guidelines utilized in the compensation program provided to the executive officers of the Company and Bank. In addition to compensation and benefits, the Committee of the Company also has exclusive jurisdiction over the administration of all Stock Option Plans and/or Management Recognition Plans. This oversight extends to any grants or awards made during the year. During the 2001 fiscal year, the Committee met four (4) times.

GENERAL COMPENSATION POLICIES

         In determining the broad general salary and benefit policies and procedures, the Committee uses outside consultants, market studies, and published compensation data to review competitive rates of pay, to establish salary ranges, and to arrive at base salary and bonus pay levels. The compensation survey information is drawn from both national and regional financial research organizations that report compensation practices and salary levels for executive positions at comparable size financial institutions.

         With respect to the Company's officers other than the President, the Committee considered salary and bonus recommendations prepared by the President or other executive officers to determine fiscal 2001 compensation. The Committee's objective is to offer competitive compensation programs in order to attract and retain those key officers who are crucial to the long-term success of the Company and the Bank.

         In general, the Committee designed a compensation package in which a significant portion of the compensation paid to senior management be incentive-based. Those individuals have more control and influence over the direction and performance of the Company and the Bank. In this way, a direct link is established between executive compensation and annual, and as well as long-term, performance of the Company and the Bank. Integration of all decisions regarding stock options and/or restricted stock grants insures the Committee that the compensation package is viewed in its entirety on an annual basis.

         Following review and approval by the Committee, all issues pertaining to executive compensation are submitted to the full Board of Directors for their approval.

EXECUTIVE COMPENSATION

         The compensation package offered executive officers of the Company and the Bank incorporates the Committee's desire to mix and balance various components such as salary, short-and long term incentives, stock options and restricted stock, as well as benefits available under the various employee plans.

         The Committee continues to utilize consultant reports on compensation and benefits appropriate for the Company and the Bank. The objective is to address the appropriateness and level of compensation for all executive officers, including the President, and the appropriateness of various incentive and benefit programs for senior officers.

         The Committee closely monitors those elements believed to enhance shareholder value. Included in that analysis are such items as the absolute level of profits, earnings per share (EPS), return on average equity (ROE), return on average assets (ROA), operational efficiency (efficiency ratio) as well as the attainment of personal or unit goals. Of all the financial statistics evaluated, return on average equity is considered most important.

         The Committee continues to use a peer group (as designed by an outside consultant) which includes investor-owned midwestern thrifts, savings banks, and commercial banks of similar size, organizational complexity, geographic location, and structure. It is the sole discretion of the Committee as to the interpretation of, or weight, given to each performance measure and its translation into short-term awards. The Committee recognizes that, through consolidation, the peer group does change in its absolute makeup. The Committee authorizes all new peer group members as these changes occur. The Committee is highly desirous of causing the short-term incentive plan to be consistent in its application from year to year. The Committee continues to be pleased with its effectiveness in motivating senior management.

         Stock option grants, with deferred vesting, provide the basis for a long-term incentive program. The objective of these options is to create a link between executive compensation and long-term Company performance. In determining the appropriate level of stock-based allotments, the Committee considers the Executive's contribution toward Company and Bank performance. To encourage growth in shareholder value, stock options are granted to key management personnel who are in a position and have the responsibility to make a substantial contribution to the long-term success of the Company. The Committee believes this focuses attention on managing the Company from the perspective of an owner with an equity stake in the business. While the Committee has not required senior officers to hold specified amounts of Company stock, they are encouraged to do so. During the past year, modest amounts of bonus compensation were targeted as an incentive for senior officers to increase their ownership of the Company's stock.

         The Committee granted stock options to the executive management group as well as other non-executive officers during fiscal 2001. The executive management group is comprised of Messrs. D. Timmerman, Cattelino, Helser, Bertucci, Nichols, Osterholz and M. Timmerman. Mr. D. Timmerman received a grant of 31,870 options; a total of 68,870 options were granted to all executive management and other non-executive officers. In addition, Management Recognition Plan (MRP) shares were awarded to D. Timmerman in the amount of 3,000; a total of 6,100 MRP shares were awarded to all members of the executive management group. In the case of the stock option grants, the value of the option will be completely dependent on the future market value of the common stock.

         The Committee's policy with respect to other employee benefit plans is to provide competitive benefits to employees of the Company and the Bank, including executive officers. A competitive comprehensive benefit program is essential to achieving the goal of retaining and attracting highly qualified employees.

         Under Section 162(m) of the Internal Revenue Code, as amended, the tax deduction by corporate taxpayers is limited with respect to the compensation of certain executive officers above specified limits unless such compensation is based upon performance objectives meeting certain regulatory criteria or is otherwise excluded from the limitation. Based upon current compensation levels and the Committee's commitment to link compensation with performance as described in this report, the Committee currently intends to qualify compensation paid to the executive officers of the Company and the Bank for deductibility by the Company under Section 162(m) of the Internal Revenue Code.

CHIEF EXECUTIVE OFFICER COMPENSATION

         The compensation paid for fiscal 2001 to the Chief Executive Officer of the Company and the Bank, Douglas Timmerman, reflects the considered judgment of the Committee embracing the policy and process described previously.

         Mr. Timmerman's base salary was $473,750 for fiscal 2001. This is an increase of 3.26% over fiscal 2000. In determining the Chief Executive Officer's fiscal 2001 salary, the Committee continued to consider salaries offered by investor owned savings institutions and banks nationwide, as well as the consultant study referred to previously. The Bank's assets grew more than 7.4%. Cash dividends were increased by 7.14% to $.30 per share annually. Total assets continued to grow and were in excess of $3.12 billion at March 31, 2001. In establishing the Chief Executive Officer's salary, the Committee also considered Mr. Timmerman's contribution in controlling the Bank's operating expenses, and his contribution to the community through his involvement with various charitable and civic groups.

         Taking note of the Company's achievements during the year, Mr. Timmerman was granted an incentive award of $106,000 (23.10% of salary). The bonus was contingent upon the achievement of goals and targets as determined by the Committee. In addition to the MRP shares previously noted, 10,000 shares of Company stock were allocated to the Deferred Compensation Trust for his account as part of his payout under the short-term incentive plan.

Dated May 24, 2001.

                                                 Respectfully submitted:



                                                 Greg M. Larson, Director
                                                 Pat Richter, Director
                                                 Bruce A. Robertson, Director

PERFORMANCE GRAPH

         The following graph compares the yearly cumulative total return on the Common Stock over a five-year measurement period since March 31, 1996 with (i) the yearly cumulative total return on the stocks included in the Nasdaq Stock Market Index (for United States companies) and (ii) the yearly cumulative total return on the stocks included in the Media General Peer Group Index. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years.


                              [PERFORMANCE GRAPH]


                 Anchor BanCorp Wisconsin Inc.       Media General Peer Group Index         Nasdaq Stock Market (U.S.)
      3/31/96                               100.00                              100.00                               100.00
      3/31/97                               132.88                              139.22                               111.87
      3/31/98                               267.24                              231.82                               169.07
      3/31/99                               188.48                              188.24                               220.94
      3/31/00                               197.63                              145.03                               406.86
      3/31/01                                176.1                              240.57                               167.46

EMPLOYMENT AND SEVERANCE AGREEMENTS

         The Company and the Bank (collectively the "Employers") have entered into employment agreements with Messrs. Douglas Timmerman, Cattelino and Helser pursuant to which the Employers agreed to employ these persons in their current positions for a term of three years, two years and two years, respectively, at their current salaries of $485,000, $137,850 and $137,850, respectively. On an annual basis, the Board of Directors of the Employers may extend the employment term for an additional year, following an explicit review by such Boards of Directors of the officer's employment under the employment agreement. The officer shall have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the Employers for cause, retirement or death. In the event that the officer's employment is terminated due to disability, as defined, he shall be paid 100% of his salary at the time of termination for a period of one year after termination and thereafter an annual amount equal to 75% of such salary for any remaining portion of the employment term, which amounts shall be offset by payments received from any disability plans of the Employers and/or any governmental social security or workers compensation program. In the event that, prior to a Change in Control, as defined, (i) the officer terminates his employment because of failure of the Employers to comply with any material provision of the employment agreement or (ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death, the officer shall be entitled to (i) severance payments for a 36-month period in the case of Mr. Timmerman, and a 24-month period in the case of Messrs. Cattelino and Helser, which payments shall be based on the highest rate of base salary of the officer during the three years preceding the termination of employment, and (ii) continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans in which the officer was entitled to participate immediately prior to termination (other than retirement, deferred compensation and stock compensation plans) until the earlier of expiration of the applicable severance period and the officer's obtainment of full time employment by another employer which provides substantially similar employee benefits at no cost to the officer. In the event that the officer's employment is terminated by either of the Employers other than for cause, disability, retirement or death following a Change in Control, or the officer terminates his employment under such circumstances because certain adverse actions are taken by the Employers with respect to the officer's employment during the 24-month period and 12-month period following a Change in Control in the case of Mr. Timmerman and Messrs. Cattelino and Helser, respectively, the officer would be entitled to (i) severance payments for a 36-month period in the case of Mr. Timmerman and a 24-month period in the case of Messrs. Cattelino and Helser, which payments shall be based on the highest rate of base salary of the officer during the three years preceding the termination of employment plus the total bonus and incentive compensation paid to or vested in the officer on the basis of his most recently completed calendar year of employment, (ii) the benefits specified in clause (ii) in the immediately preceding sentence for the applicable severance period and (iii) supplemental benefits under the retirement and deferred compensation plans and individual insurance policies maintained by the Employers, determined as if the officer had accumulated the additional years of credited service thereunder that he would have received had he continued in the employment of the Bank during the applicable severance period at the annual compensation level represented by his severance pay. A Change in Control is defined in the employment agreements to include any change in control of the Company or the Bank that would be required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 25% or more of the outstanding voting securities of the Company or the Bank and (ii) a change in a majority of the directors of the Company during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

         The Company and the Bank also have entered into severance agreements with Messrs. Osterholz, Weimert, Bertucci, Nichols and Mark Timmerman. Pursuant to these agreements, an officer would receive specified benefits in the event that his employment was terminated by either of the Employers other than for cause, disability, retirement or death following a Change in Control, as defined above, or the officer terminated his employment under such circumstances because certain adverse actions were taken by the Employers with respect to the officer's employment. The benefits payable under such circumstances consist of
(i) severance payments for a 12-month period or, at the officer's option, a single cash payment in an amount equal to the amount that would have been paid over the severance period, (ii) continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans in which the officer was entitled to participate immediately prior to termination (other than retirement, deferred compensation or stock compensation plans of the Employers) until the earlier of expiration of the 12-month severance period and the officer's obtainment of full-time employment by another employer which provides substantially similar benefits at no cost to the officer and (iii) supplemental benefits under the retirement and deferred compensation plans and individual insurance policies maintained by the Employers, determined as if the officer had accumulated the additional years of credited service thereunder that he would have received had he continued in the employment of the Bank during the applicable severance period at the annual compensation level represented by his severance pay. The aggregate amounts to be received under the severance agreements range from $90,410 to $103,685.

         The employment agreements and the severance agreements provide that, in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code, then such payments and benefits received thereunder shall be reduced, in the manner determined by the officer, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being non-deductible by the Employers for federal income tax purposes. Excess parachute payments generally are payments in excess of three times the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred ("base amount"). Recipients of excess parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

DEFERRED COMPENSATION AGREEMENT

         In December 1986, the Bank and Mr. Douglas Timmerman entered into a deferred compensation agreement pursuant to which the Bank agreed to pay Mr. Timmerman or his beneficiary the sum of $300,000 over ten years upon his retirement, death, disability, termination without his consent, or termination for health reasons. This agreement was amended in July 1992 to provide that the amount to be distributed thereunder shall be paid in shares of Common Stock based on the then-existing value of the amount of Common Stock, including fractional shares, which could be purchased in the initial public offering of Common Stock by the Company with $300,000 (regardless whether such shares actually were purchased in this manner). The Bank funded the payment of shares under the deferred compensation agreement by initially contributing $300,000 (which it previously had expensed for financial statement reporting purposes) and an additional $90,000 to a rabbi trust (the "Trust") which purchased 30,000 shares of Common Stock in the open market following consummation of the initial public offering. In November 2000, the Company contributed 10,000 shares of Common Stock for the benefit of Mr. Timmerman. The shares of Common Stock held in the Trust are voted by an independent trustee prior to distribution to Mr. Timmerman in accordance with the terms of the deferred compensation agreement.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AND EXCESS BENEFIT PLAN

         In fiscal 1994, the Bank adopted a Supplemental Executive Retirement Plan ("SERP") in order to supplement the retirement benefits of Mr. Douglas Timmerman, and any other officers of the Bank who may be designated pursuant to the SERP, to be received pursuant to the Company's Retirement Plan and the ESOP. Under the SERP, upon retirement from the Company or the Bank at or after the participant's normal retirement date of age 62, a participant shall be entitled to receive an annual retirement benefit equal to the product of (i) 60% of the participant's final average earnings and (ii) a factor, no greater than one, the numerator of which is the participant's years of service and the denominator of which is 15 (the "accrued benefit"). A participant who, with the consent of the administering committee, retires after the early retirement date of age 55 but prior to the normal retirement date is entitled to receive an annual benefit equal to the vested amount of his or her accrued benefit as of the retirement date, as defined in the SERP, reduced by a factor of .25% for each full month by which the date of retirement precedes the participant's normal retirement date. "Final average earnings" is defined in the SERP to mean the average of the highest annual "considered compensation" received by a participant during any three of the current and preceding five calendar years. The Company does not believe that "considered compensation," as defined, differs substantially (by more than 10%) from that set forth in the Summary Compensation Table set forth above. At March 31, 2001, Mr. Timmerman's final average earnings amounted to $560,235 and Mr. Timmerman had 23 years of service with the Bank for purposes of the SERP.

         During fiscal 1994, the Bank also adopted an Excess Benefit Plan ("EBP") for the purpose of permitting employees of the Bank who may be designated pursuant to the EBP to receive certain benefits that the employee otherwise would be eligible to receive under the Company's Retirement Plan and ESOP, but for the limitations set forth in Sections 401(a)(17), 402(g) and 415 of the Internal Revenue Code. During fiscal 1994, Mr. Douglas Timmerman was designated as a participant in the EBP, and during fiscal 1995 Messrs. Helser and Cattelino were designated as participants in the EBP. Pursuant to the EBP, during any fiscal year the Bank generally shall permit a participant to defer the excess of (i) the amount of salary that a participant would have been able to defer under the Retirement Plan but for limitations in the Internal Revenue Code over (ii) the actual amount of salary actually deferred by the participant pursuant to the Retirement Plan (provided that the participant executes a supplemental deferral agreement at the times and in the manner set forth in the
EBP). The EBP also generally provides that during any fiscal year the Bank shall make matching contributions on behalf of the participant in an amount equal to the amount of matching contributions that would have been made by the Bank on behalf of the participant but for limitations in the Internal Revenue Code, less the actual amount of matching contributions actually made by the Bank on behalf of the participant. Finally, the EBP generally provides that during any fiscal year a participant shall receive a supplemental ESOP allocation in an amount equal to the amount which would have been allocated to the participant but for limitations in the Internal Revenue Code, less the amount actually allocated to the participant pursuant to the ESOP. The supplemental benefits to be received by a participant pursuant to the EBP shall be credited to an account maintained pursuant to the EBP within 30 days after the end of each fiscal year.

         During fiscal 1994, the Bank also amended the Trust to permit contributions by the Bank to fund the Bank's obligations under the SERP and the EBP, and in April 1994 the Bank amended the EBP to provide that a participant may elect to direct that amounts credited to the participant's account thereunder shall be treated as if they were actually invested in an interest bearing account, shares of Common Stock or in shares of a mutual fund selected by the participant.

INDEBTEDNESS OF MANAGEMENT

         Directors, officers and employees of the Company and its subsidiaries are permitted to borrow from the Bank in accordance with the requirements of federal and state law. All loans made by the Bank to directors and executive officers or their related interests have been made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. It is the belief of management of the Company that at the time of origination these loans neither involved more than the normal risk of collectibility nor presented any other unfavorable features. As of March 31, 2001, the Bank had $6.7 million of loans outstanding to directors and executive officers of the Company and its subsidiaries and their related interests.



                        PROPOSAL TO ADOPT THE AMENDED AND
                      RESTATED MANAGEMENT RECOGNITION PLAN
                               AND TRUST AGREEMENT
                                 (PROPOSAL TWO)


         The Company's Board of Directors initially adopted the Company's Management Recognition Plan and Trust Agreement in connection with the conversion of AnchorBank from mutual to stock form in July 1992 (the "Conversion"), pursuant to which the Company acquired all of the outstanding capital stock of AnchorBank and conducted an initial public offering of the Company's Common Stock. The purpose of this plan was to enable the Company to provide employees with a proprietary interest in the Company through the grants of restricted stock as an incentive for them to contribute to the growth and success of the Company. The plan has been funded with shares of Common Stock acquired by the plan in connection with the Conversion with $2,000,000 contributed by the Company and shares of Common Stock subsequently acquired by the plan in the open market with the proceeds of cash dividends received on unallocated shares of Common Stock held by the plan. The plan originally had a ten-year term ending in July 2002.

         Recently, the Board of Directors adopted various amendments to the Company's Management Recognition Plan and Trust Agreement to extend the term of this plan and to effect certain other changes. These amendments are reflected in an Amended and Restated Management Recognition Plan and Trust Agreement (the "Plan"), a copy of which is attached to this proxy statement as Annex B. The following summary description of the Plan and the amendments thereto adopted by the Board of Directors is qualified in its entirety by reference to the full text of the Plan.

AMENDMENTS TO THE PLAN

         The principal amendments to the Plan adopted by the Board of Directors are described below. None of these amendments increase the number of shares of Common Stock covered by the Plan.

         Section 162(m). For fiscal years commencing on or after January 1, 1994, Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its chief executive officer and the four other most highly-compensated executive officers. Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation. To qualify awards of restricted stock under the Plan for the performance-based exception, the Board has amended the Plan to establish performance measures that may be used as criteria for the vesting of restricted stock to include the achievement of performance goals related to profits, revenue or profit growth, profit-related return ratios, other balance sheet or income statement targets or ratios, market share, project completion, operational or productivity efficiency gains, cash flow, share price appreciation or stated stockholder return, where such goals may be stated in absolute terms or relative to comparison companies, as the committee which administers the Plan may determine, in its sole discretion. To qualify awards under the Plan for the performance-based exception, the Plan also has been amended to provide that no recipient may receive awards under the Plan in any calendar year that relate to more than 250,000 shares of Common Stock. Prior to amendment and restatement of the Plan, awards of restricted stock under the Plan were earned solely on the basis of continuous service with the Company or any subsidiary of the Company.

         Unallocated Shares. The Plan has been amended to provide that upon a "change in control" of the Company, as defined in the Plan, all unallocated shares of Common Stock held in the trust established pursuant to the Plan to hold Plan assets (the "Trust"), as well as any other Plan assets held by the Trust pending investment in Common Stock, shall be contributed by the Trust to Anchor Foundation, Inc. and/or to such other charitable organization(s) as the Board of Directors may determine in its sole discretion. Prior to amendment and restatement of the Plan, any unallocated shares of Common Stock held by the Plan would revert to the Company upon termination of the Plan.

         Term of the Plan. The Plan has been amended to provide that it shall remain in effect until the earlier of (i) termination by the Board of Directors of the Company, (ii) the distribution to recipients of awards under the Plan of all assets of the Trust and (iii) upon a "change in control" of the Company, the distribution of all shares of restricted stock subject to outstanding awards under the Plan and the distribution of any unallocated assets of the Trust in the manner described above under "Unallocated Shares." Prior to amendment and restatement of the Plan, the Plan provided that it shall remain in effect until the earlier of (i) ten years from its initial adoption by the Company, (ii) termination by the Board of Directors of the Company and (iii) the distribution to recipients of awards under the Plan of all assets of the Trust.

         Other Amendments. Other amendments to the Plan were adopted to (i) reflect changes in Rule 16b-3 promulgated by the SEC under the Exchange Act subsequent to the Company's initial adoption of the Plan; (ii) reflect the change in the name of the Company's banking subsidiary subsequent to the Company's initial adoption of the Plan; and (iii) clarify or improve the text of the Plan but without making material changes to the Plan or the manner in which it has been operated since its initial adoption by the Company.

         The Board of Directors believes that adoption of these amendments to the Plan would, among other things, enhance the long-term stockholder value of the Company by enabling the Company to continue to provide officers and other employees of the Company with a proprietary interest in the Company as an incentive to contribute to its growth and success.

DESCRIPTION OF THE PLAN

         Administration of the Plan; Trustees of the Plan. The Plan is administered and interpreted by a committee of the Board of Directors of the Company (the "Committee") which is required by the Plan to consist of at least three members of the Board, each of whom shall be a "non-employee director" as defined in Rule 16b-3 under the Exchange Act and shall otherwise meet the requirements of any applicable law or any applicable requirement of any stock exchange or quotation system on which the Common Stock is listed or quoted.

         The trustees of the Trust are those persons, normally members of the Committee, who are nominated by the Committee and approved by the Board of Directors of the Company to hold legal title to the assets of the Plan (the "Trustees").

         Eligible Employees. Under the Plan, awards of restricted stock may be granted to any person who is employed by the Company or any subsidiary of the Company, including officers or other employees who may be directors of the Company. This currently includes the chairman, president and chief executive officer, six (6) other executive officers and, as of March 31, 2001, approximately 65 other employees.

         Awards Under the Plan. The Committee is authorized to make awards of restricted stock under the Plan on such terms and conditions and subject to such restrictions, if any (which may be based on continuous service with the Company or any subsidiary of the Company or the achievement of one or more of a wide variety of performance goals, as discussed above, which may be stated in absolute terms or relative to comparison companies), as the Committee may determine, in its sole discretion. The terms, conditions and restrictions that the Committee shall have the power to determine shall include, without limitation, the circumstances under which forfeiture of an award of restricted stock shall occur by reason of termination of the recipient's employment relationship.

         Shares of restricted stock shall be distributed from the Trust to recipient of awards thereof as soon as practicable after they have been earned.

         Rights With Respect to Plan Shares. The recipient of an award of restricted stock under the Plan shall be entitled to direct the Trustees as to the voting of the shares of Common Stock which are covered by the award and which have not yet been earned and distributed to the recipient, subject to such rules and procedures as may be adopted by the Committee for this purpose. All shares of Common Stock held by the Trust as to which recipients have not directed the voting shall be voted by the Trustees as the Committee in its discretion shall direct.

         The recipient of an award of restricted stock under the Plan also is entitled to be paid by the Trust, as soon as practicable after the Trust's receipt thereof, any cash dividends or stock dividends declared in respect of the shares of restricted stock which are the subject of the award.

         Except as noted above, no recipient of an award of restricted stock under the Plan shall have any voting or dividend rights or other rights of a stockholder in respect to shares of restricted stock which are the subject of an award under the Plan prior to the time such shares are actually earned and distributed to the recipient.

         Investment of Trust Assets. The Trustees of the Trust generally are required to invest all of the Trust's assets, including without limitation any cash dividends received by the Trust on all unallocated shares of Common Stock held by the Trust, exclusively in Common Stock.

         Shares Covered by the Plan. Pursuant to the Plan, the aggregate number of shares of Common Stock available for distribution pursuant to the Plan is equal to (i) the sum of 1,000,000 (the number of shares of Common Stock purchased by the Plan and three other identical plans and related trusts, which were subsequently merged into the Plan, in connection with the Conversion, as adjusted for subsequent splits of the Common Stock in the manner required by the
Plan) and (ii) any shares of Common Stock acquired by the Plan with any cash dividends or Common Stock dividends received by the Plan on unallocated shares of Common Stock held by the Plan. As of March 31, 2001, the total number of shares of Common Stock held by the Plan amounted to 450,722, which consisted of 407,245 of the 1,000,000 shares initially acquired by the Plan in connection with the Conversion (as adjusted for subsequent splits of the Common Stock) plus 43,477 shares of Common Stock subsequently acquired by the Plan in the open market with cash dividends received on unallocated shares of Common Stock held by the Plan. Of this amount, 51,350 shares were the subject of awards which remained restricted and 399,372 shares were unallocated and available for grant.

         In the event that there is any change in the number or kind of shares of Common Stock outstanding through the declaration of stock dividends payable in Common Stock, through stock splits or through recapitalization, merger, share exchange, consolidation, combination of shares or otherwise, the Committee shall make proportional adjustments in (i) the number and/or kind of securities subject to awards under the Plan and (ii) the aggregate number and/or kind of securities available for distribution pursuant to awards under the Plan. The determination by the Committee as to the terms of any of the foregoing adjustments shall be final, binding and conclusive.

         Amendment and Termination of the Plan and Awards Thereunder. The Board may, by resolution, at any time amend, suspend, discontinue or terminate the Plan, provided that no such amendment, suspension, discontinuation or termination shall be made without stockholder approval if such approval is (i) necessary to comply with any tax or regulatory requirement, including without limitation the requirements of any stock exchange or quotation system on which the Common Stock is listed or quoted, for which or with which the Board deems it necessary or desirable to qualify or to comply or (ii) otherwise required by applicable law. Upon termination of the Plan, all awards of restricted stock made prior thereto shall be distributed to the recipients regardless whether such awards had otherwise been earned under the requirements established pursuant to the Plan.

         The Committee may waive any condition or rights under, amend any terms of, or suspend, discontinue, cancel or terminate, any award of restricted stock theretofore granted, prospectively or retroactively, provided that any such waiver, amendment, suspension, discontinuance, cancellation or termination that would adversely affect the rights of any recipient of any award theretofore granted shall not to that extent be effective without the consent of the affected recipient.

NEW PLAN BENEFITS

         Because benefits under the Plan will depend on the discretion of the Committee, it is not possible to determine the benefits that may be received in the future by executive officers and other employees under the Plan.

         For information regarding awards of restricted stock under the Plan to the Company's five most highly-compensated executive officers in the three most recent fiscal years, see the "Summary Compensation Table" above. In addition to the data shown in that table, during the most recent fiscal year the Committee awarded an aggregate of 6,100 shares of restricted stock under the Plan to all executive officers as a group and no shares of restricted stock under the Plan to all other employees of the Company as a group.

FEDERAL INCOME TAX CONSEQUENCES

         Set forth below is a summary of the federal income tax consequences under the Internal Revenue Code relating to awards of restricted stock which may be granted under the Plan.

         A recipient of restricted stock generally will be subject to tax at ordinary income rates on the excess of the fair market value of the stock (measured at the time the stock is either transferable or is no longer subject to forfeiture) over the amount, if any, paid for such stock. However, a recipient who elects under Section 83(b) of the Internal Revenue Code within 30 days of the date of issuance of the restricted stock to be taxed at the time of issuance of the restricted stock will recognize ordinary income on the date of issuance equal to the fair market value of the shares of restricted stock at that time (measured as if the shares were unrestricted and could be sold immediately), minus any amount paid for such stock. If the shares subject to such election are forfeited, the recipient will be entitled to a capital loss for tax purposes only for the amount paid for the forfeited shares, not the amount recognized as ordinary income as a result of the Section 83(b) election. The holding period to determine whether the recipient has long-term or short-term capital gain or loss upon sale of shares begins when the forfeiture period expires (or upon issuance of the shares, if the recipient elected immediate recognition of income under
Section 83(b) of the Internal Revenue Code).

         The Company generally will be entitled to a deduction at the same time and in the same amount as a recipient of an award of restricted stock recognizes ordinary income, subject to certain limitations. Among these limitations is
Section 162(m) of the Internal Revenue Code. As discussed above, certain performance-based compensation is not subject to the Section 162(m) limitation on deductibility. Awards of restricted stock under the Plan can qualify for this performance-based exception if they meet the requirements set forth in Section 162(m) and Treasury Regulations promulgated thereunder. The Plan has been drafted to allow compliance with those performance-based criteria.

         The above description of tax consequences is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change (in some cases retroactively), as are their interpretations, and their application may vary in individual circumstances (including without limitation in the case of persons who are subject to Section 16 of the Exchange Act and regulations thereunder.) Finally, the consequences under applicable state and local income tax laws may not be the same as under federal income tax laws.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDED AND RESTATED MANAGEMENT RECOGNITION PLAN AND TRUST AGREEMENT.



                  PROPOSAL TO ADOPT THE 2001 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS
                                (PROPOSAL THREE)


         The Board of Directors has adopted the 2001 Stock Option Plan for Non-Employee Directors (the "Option Plan"), which authorizes the Board of Directors or a duly authorized committee thereof to grant options to purchase shares of Common Stock with per share exercise prices equal to the fair market value of a share of Common Stock on the date of grant to non-employee directors of the Company and non-employee directors of any subsidiary of the Company as may be designated by our Board of Directors. The Option Plan is intended to replace the Company's 1995 Stock Option Plan for Non-Employee Directors (the "1995 Option Plan") and 1992 Directors' Stock Option Plan (the "1992 Option Plan"), each of which contained provisions which provided for a one-time grant of stock options to the then-existing non-employee directors of the Company and any newly-elected non-employee director of the Company. The Board has adopted the Option Plan in order to permit an additional one-time grant of stock options to the current non-employee directors of the Company, as well as the grant of stock options on an ongoing basis upon the re-election of such directors by the stockholders of the Company.

DESCRIPTION OF THE OPTION PLAN

         Set forth below is a description of the principal terms of the Option Plan. The description is only a summary and is qualified by reference to the text of the Option Plan, a copy of which is attached hereto as Annex C.

         Purposes and Eligibility. The purposes of the Option Plan are to attract and retain the services of experienced and knowledgeable non-employee directors of the Company and each subsidiary of the Company as may be designated by the Board of Directors of the Company or a duly authorized committee thereof to participate in the Option Plan. It is intended that options granted under the Option Plan will provide an incentive for non-employee directors of the Company and participating subsidiaries to increase their proprietary interests in the Company's long-term success and progress.

         Administrator. The Option Plan shall be administered by the Board of Directors of the Company or a duly authorized committee thereof consisting solely of two or more "non-employee directors," as defined in Rule 16b-3 under the Exchange Act (the "Plan Administrator"). The Plan Administrator shall have the power to make determinations regarding awards to non-employee directors of the Company and participating subsidiaries under the Option Plan, to determine participating subsidiaries under the Option Plan, to construe the provisions of the Option Plan, to determine all questions arising under the Option Plan and to adopt and amend such rules and regulations for the administration of the Option Plan as it may deem desirable.

         Shares Reserved. The number of shares of Common Stock reserved for issuance upon exercise of options granted under the Option Plan is 250,000. This amount includes an aggregate of 128,000 shares which remain available for issuance upon the grant of options under the 1995 Option Plan and the 1992 Option Plan, which will be terminated, except to the extent necessary for purposes of determining the terms of outstanding options thereunder, in the event that the stockholder of the Company approve the Option Plan at the upcoming Annual Meeting of stockholders.

         The shares of Common Stock issued on exercise of options granted under the Option Plan may be authorized but unissued shares and/or shares subsequently acquired by the Company in public or private transactions. If any option granted under the Option Plan expires or terminates without being exercised in full, the shares subject to the unexercised portion shall be available for reissuance under the Option Plan.

         Grants, Vesting and Exercise Price of Options. Each director of the Company and each director of a participating subsidiary who in each case is not an employee of the Company or a parent or subsidiary of the Company shall be eligible to receive an option to purchase shares of Common Stock under the Option Plan. Options may be granted to such persons under the Option Plan at such times and in such amounts as may be determined by the Plan Administrator. The Plan Administrator shall promptly notify each director of each option granted to that director under the Option Plan and each such option shall be evidenced by an option agreement duly executed on behalf of the Company and by the optionee.

         The exercise price per share for shares of Common Stock which may be acquired upon exercise of an option granted under the Option Plan shall be the fair market value per share of the Common Stock on the day the option is granted. For purposes of the Option Plan, under current circumstances "fair market value" shall be the per share closing price of the Common Stock on the date in question on the Nasdaq Stock Market's National Market.

         Each option granted under the Option Plan shall have a term of ten years from the date of grant, provided that in the event that an optionee ceases to be a director of the Company or a participating Subsidiary for any reason, the unexercised portion of any option granted under the Option Plan held by such optionee shall expire as of the earlier of the termination date of the option or the third anniversary of the day the optionee ceases to be a director of the Company or a participating Subsidiary. Subject to the foregoing, an option granted under the Option Plan shall be exercisable in whole or in part on any business day or days during its term. An option may be exercised by giving written notice to the Company stating the number of shares of Common Stock with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be made in whole or in part (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker directing the broker to sell the shares of Common Stock subject to the option and then to properly deliver to the Company the amount of sale proceeds to pay the exercise price, or (iii) at the discretion of the Plan Administrator, by delivering shares of Common Stock held for at least six months (including shares acquired upon the exercise of an option) equal in fair market value to the exercise price of the shares to be acquired pursuant to the option.

         Transferability. Except as may be approved by the Plan Administrator, an option granted under the Option Plan may not be sold, transferred, assigned, pledged, hypothecated, attached, executed upon or otherwise disposed of in whole or in part in any way other than by will or the laws of descent and distribution. Notwithstanding the foregoing, an optionee may transfer an option granted under the Option Plan to his or her spouse, lineal ascendants, lineal descendants or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee. A beneficiary may be designated with respect to an option in the event of the death of the optionee.

         Limitation as to Directorship. Neither the Option Plan nor the grant of an option thereunder, nor any other action taken pursuant to the Option Plan, shall constitute or be evidence of any agreement or understanding that an optionee has the right to continue as a director of the Company or a participating subsidiary for any period of time.

         Capital Adjustments. In the event that the Plan Administrator determines that any dividend or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the shares of Common Stock such that an adjustment is determined by the Plan Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Option Plan, then the Plan Administrator shall, in such manner as it may deem equitable, adjust any or all of the aggregate number and class of shares for which options may be granted under the Option Plan, the number and class of shares covered by each outstanding option under the Option Plan and the exercise price per share of each such outstanding option. In the event of any adjustment in the number of shares of Common Stock covered by an option granted under the Option Plan, any fractional shares shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

         Effective Date; Termination and Amendment. The Plan became effective upon adoption by the Board of Directors of the Company on June 1, 2001, subject to approval of the stockholders of the Company at the Annual Meeting. In the event of such approval, the Option Plan shall continue in effect until it is terminated in accordance with its terms.

         Subject to any approval of the Company's stockholders required under applicable law, the Board of Directors of the Company may amend, terminate or suspend the Option Plan at any time, provided that no such action shall adversely affect any then-outstanding options granted thereunder.

NEW PLAN BENEFITS

         Upon stockholder approval of the Option Plan, the Board will grant each non-employee director of the Company an option under the Option Plan to purchase 10,000 shares of Common Stock at a per share exercise price equal to the closing price of the Common Stock on the Nasdaq Stock Market's National Market on the date of such stockholder approval.

         Because benefits under the Option Plan will depend on the discretion of the Plan Administrator, it is not possible to determine the benefits that may be received in the future by non-employee directors of the Company. However, the Board presently intends to grant under the Option Plan options to purchase 10,000 shares of Common Stock to each person who is newly-elected as a non-employee director of the Company subsequent to adoption of the Option Plan and options to purchase 1,000 shares of Common Stock to each non-employee director of the Company upon re-election of such director by the stockholders of the Company, commencing with the re-election of the two non-employee directors of the Company up for election at the Annual Meeting.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is only a summary of the principal federal income tax consequences of options granted under the Option Plan.

         No income generally will be recognized by an optionee at the time of the grant of an option under the Option Plan. Under present law, the optionee generally will recognize ordinary income at the time the option is exercised equal to the aggregate fair market value of the shares of Common Stock acquired less the option exercise price.

         Shares acquired upon exercise of an option granted under the Option Plan will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized and the holding period for the shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the shares, the optionee generally will recognize capital gain or loss. Provided the shares are held by the optionee for more than one year prior to the disposition, such gain or loss will be long-term capital gain or loss.

         The Company generally will be entitled to a deduction equal to the ordinary income (i.e., compensation) portion of the gain recognized by the optionee in connection with the exercise of an option granted under the Option Plan, provided that the Company complies with any withholding requirements of federal and state law.

         The above description of tax consequences is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change (in some cases retroactively), as are their interpretations, and their application may vary in individual circumstances (including without limitation in the case of persons who are subject to Section 16 of the Exchange Act and regulations thereunder.) Finally, the consequences under applicable state and local income tax laws may not be the same as under federal income tax laws.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE 2001 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS.



               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                 (PROPOSAL FOUR)


         The Board of Directors of the Company has appointed Ernst & Young LLP, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending March 31, 2002, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

         AUDIT FEES. Ernst & Young billed a total amount of $139,000 for professional services rendered for the audit of the Company's annual financial statements as of March 31, 2001, and the reviews of the financial statements included in the Company's Forms 10-Q for the fiscal year ended March 31, 2001.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Ernst & Young did not render any professional services to the Company for information technology advice during the year ended March 31, 2001.

         ALL OTHER FEES. Ernst & Young billed a total amount of $42,300 for professional services rendered in connection with other matters requested by the Company during the fiscal year ended March 31, 2001.

         The Audit Committee considers that the provision of the services referenced above to the Company is compatible with maintaining independence by Ernst & Young.

         The Company has been advised by Ernst & Young that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent auditors and clients. Ernst & Young will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & Young LLP as independent auditors for the fiscal year ending March 31, 2002.



                              STOCKHOLDER PROPOSALS


         Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in July 2002, must be received at the principal executive offices of the Company, 25 West Main Street, Madison, Wisconsin 53703, Attention: J. Anthony Cattelino, Vice President and Secretary, no later than February 15, 2002. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

         Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article II, Section 2.17 of the Company's Bylaws, which provide that business at an annual meeting of stockholders must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days prior to the anniversary date of the mailing of the proxy materials by the Company for the immediately preceding annual meeting. Stockholder proposals for the company's next annual meeting to be held in July 2002, which are not intended to be included in the company's proxy materials for such meeting, must be received at the company's executive offices by April 16, 2002. A stockholder's notice must set forth as to each matter the stockholder proposes to bring before an annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of Common Stock of the Company which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business.

                                 ANNUAL REPORTS


         A copy of the Company's Annual Report on Form 10-K for the year ended March 31, 2001 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.



                                  OTHER MATTERS


         We are not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the annual meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of the solicitation of proxies will be borne by us. We have retained Morrow & Company, Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. The fee arrangement with such firm is $5,000 plus reimbursement for out-of-pocket expenses. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the common stock. In addition to solicitations by mail, our directors, officers and employees may solicit proxies personally or by telephone without additional compensation.

                                     ANNEX A


                             AUDIT COMMITTEE CHARTER


ORGANIZATION

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have accounting or related financial management expertise.


STATEMENT OF POLICY

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.


RESPONSIBILITIES AND PROCESSES

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

- The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

- The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

- The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                                     ANNEX B


                          ANCHOR BANCORP WISCONSIN INC.
                   AMENDED AND RESTATED MANAGEMENT RECOGNITION
                            PLAN AND TRUST AGREEMENT


                 ARTICLE I - ESTABLISHMENT OF THE PLAN AND TRUST

     1.01 PLAN AND TRUST. Anchor BanCorp Wisconsin Inc. (the "Corporation") hereby establishes a Management Recognition Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this Management Recognition Plan and Trust Agreement (the "Agreement").

     1.02 ACCEPTANCE BY TRUSTEES. The Trustees hereby accept this Trust and agree to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.


                        ARTICLE II - PURPOSE OF THE PLAN

     2.01 PURPOSE OF THE PLAN. The purpose of the Plan is to retain personnel of experience and ability in key positions by providing such key employees of the Corporation and any Subsidiaries with a proprietary interest in the Corporation as compensation for their contributions to the Corporation and any Subsidiaries and as an incentive to make such contributions in the future.


                            ARTICLE III - DEFINITIONS

     The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

     3.01 "Bank" means AnchorBank, fsb, a wholly-owned subsidiary of the Corporation, or any successor thereto.

     3.02 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his or her estate.

     3.03 "Board" means the Board of Directors of the Corporation.

     3.04 "Change in Control of the Corporation" means a change in control of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Exchange Act whether or not the Corporation in fact is required to comply with Regulation 14A thereunder; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act, or any group of "persons" acting in concert, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then-outstanding securities, or (ii) during any period of two consecutive years during the term of this Plan, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

     3.05 "Code" means the Internal Revenue Code of 1986, as amended.

     3.06 "Committee" means the committee appointed by the Board pursuant to
Article IV hereof.

     3.07 "Common Stock" means shares of the common stock, $.10 par value per share, of the Corporation.

     3.08 "Conversion" means the conversion of the Bank from mutual to stock form and the concurrent issuance of all of its capital stock to the Corporation.

     3.09 "Disability" means any physical or mental impairment which qualifies an Employee for disability benefits under the applicable long-term disability plan maintained by the Corporation or any Subsidiary or, if no such plan applies, which would qualify such Employee for disability benefits under the Federal Social Security System.

     3.10 "Employee" means any person who is employed by the Corporation or any Subsidiary, including officers or other employees who may be directors of the Corporation.

     3.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     3.12 "Plan Shares" or "Shares" means shares of Common Stock held in the Trust which may be distributed to a Recipient pursuant to the Plan.

     3.13 "Plan Share Award" or "Award" means a right granted under this Plan to receive a distribution of Plan Shares upon satisfaction of the requirements established pursuant to Section 7.01(a) hereof.

     3.14 "Recipient" means an Employee who receives a Plan Share Award under the Plan.

     3.15 "Retirement" means a termination of employment upon or after attainment of age sixty-five (65) or such earlier age as may be specified in a Participant's Plan Share Award.

     3.16 "Subsidiary" means the Bank and any other corporation of which at least a majority of the outstanding voting capital stock is beneficially owned by the Corporation.

     3.17 "Trustee" means those persons (normally, members of the Committee) nominated by the Committee and approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to the Plan assets for the purposes set forth herein.

                     ARTICLE IV - ADMINISTRATION OF THE PLAN

     4.01 ROLE OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, which shall consist of three or more members of the Board, each of whom shall be a "non-employee director" as defined in Rule 16b-3 under the Exchange Act (or any successor thereto) and shall otherwise meet the requirements of any applicable law or any applicable requirement of any stock exchange or quotation system on which the Common Stock is listed or quoted. The Committee shall have all of the powers allocated to it in this and other sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final, binding and conclusive. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee shall recommend to the Board one or more individuals (normally, from among its members) to act as Trustees in accordance with the provisions of this Plan and Trust and the terms of Article VIII hereof.

     4.02 ROLE OF THE BOARD. The members of the Committee and the Trustee or Trustees shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove, replace or add Trustees, provided that any directors who are selected as members of the Committee shall meet the requirements of Section 4.01 hereof.

     4.03 LIMITATION ON LIABILITY. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the fullest extent authorized by the bylaws of the Corporation and Wisconsin law.

     4.04 COMPLIANCE WITH LAWS AND REGULATIONS. All Plan Share Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government agency or stockholders as may be required by law.


                            ARTICLE V - CONTRIBUTIONS

     5.01 AMOUNT AND TIMING OF CONTRIBUTIONS. Subject to the limitations set forth in the second sentence of Section 5.02 hereof, the Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiaries to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Employees shall be permitted.

     5.02 INVESTMENT OF TRUST ASSETS; MAXIMUM NUMBER OF PLAN SHARES. Except as contemplated by Section 8.02(b) hereof, the Trustees shall invest all of the Trust's assets, including without limitation any cash dividends received by the Trust on Plan Shares which have not been allocated to Recipients hereunder, exclusively in Common Stock. Subject to adjustment as provided in Section 10.01 hereof, the aggregate number of Plan Shares available for distribution pursuant to this Plan shall be the sum of (i) 1,000,000 (the number of shares of

Common Stock purchased in connection with the Conversion by the Plan and three other identical Management Recognition Plans and related Trusts, which were subsequently merged into the Plan, in connection with the Conversion, as adjusted for subsequent splits of the Common Stock in the manner required by
Section 10.01 hereof), and (ii) any shares of Common Stock which may be acquired by the Trust with any cash dividends or Common Stock dividends received by the Trust on Plan Shares which have not been allocated to Recipients hereunder.


                      ARTICLE VI - ELIGIBILITY; ALLOCATIONS

     6.01 ELIGIBILITY. Plan Share Awards may be made to such Employees as may be selected by the Committee. In selecting those Employees to whom Plan Share Awards will be granted and the number of Shares covered by such Awards, the Committee shall consider the position and responsibilities of the eligible Employees, the value of their services to the Corporation and any Subsidiaries and any other factors the Committee may deem relevant.

     6.02 FORM OF ALLOCATION. As promptly as practicable after a determination is made by the Committee that a Plan Share Award is to be issued, the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award and the terms upon which the Plan Shares subject to the Award shall be distributed to the Employee. Such terms shall be reflected in a written agreement with the Employee. The date on which the Committee so notifies the Recipient shall be considered the date of grant of the Plan Share Award. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

     6.03 ALLOCATIONS NOT REQUIRED TO ANY SPECIFIC EMPLOYEE. Notwithstanding anything to the contrary in Section 6.01 or any other provision of this Plan, no Employee shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Committee.


      ARTICLE VII - EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

     7.01 EARNING PLAN SHARES; FORFEITURES.

     (a) GENERAL RULES. The Committee is authorized to make Plan Share Awards on such terms and conditions and subject to such restrictions, if any (which may be based on continuous service with the Corporation or any Subsidiary thereof or the achievement of performance goals related to profits, revenue or profit growth, profit-related return ratios, other balance sheet or income statement targets or ratios, market share, project completion, operational or productivity efficiency gains, cash flow, share price appreciation or total stockholder return, where such goals may be stated in absolute terms or relative to comparison companies), as the Committee may determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Plan Share Award. The terms, conditions and restrictions that the Committee shall have the power to determine shall include, without limitation, the circumstances under which forfeiture of the Plan Share Award shall occur by reason of termination of the Recipient's employment relationship. Notwithstanding the foregoing, and subject to adjustment as provided in Section 10.01, no Recipient may receive Awards under the Plan in any calendar year that relate to more than 250,000 shares of Common Stock.

     In determining the number of Plan Shares which are to be earned, fractional Shares shall be rounded down to the nearest whole number, provided that such fractional Shares shall be aggregated and distributed in cash on the fifth annual anniversary of the date of grant of the Plan Share Award.

     (b) EXCEPTION FOR TERMINATIONS DUE TO DEATH, DISABILITY AND RETIREMENT. Except as otherwise provided in the instrument that evidences a Plan Share Award, all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary terminates due to death, Disability or Retirement shall be deemed earned as of the Recipient's last day of employment with the Corporation or any Subsidiary and shall be distributed as soon as practicable thereafter.

     (c) EXCEPTION FOR TERMINATIONS AFTER A CHANGE IN CONTROL. Except as otherwise provided in the instrument that evidences a Plan Share Award, all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed to be earned in the event of a Change in Control of the Corporation and shall be distributed as soon as practicable thereafter.

     (d) REVOCATION FOR MISCONDUCT. Notwithstanding anything herein to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been delivered thereunder to the Recipient, whether or not yet earned, in the case of an Employee who is discharged from the employ of the Corporation or any Subsidiary for cause. Termination of employment shall be deemed to be for cause if the Employee has been convicted of a felony by a court of competent jurisdiction or has been adjudged by a court of competent jurisdiction to be liable for gross negligence or misconduct in the performance of his duties to the Corporation or any Subsidiary.

     7.02 DISTRIBUTION OF DIVIDENDS. Any cash dividends or stock dividends declared in respect of each Plan Share awarded and held by the Trust shall be paid by the Trust, as soon as practicable after the Trust's receipt thereof, to the Recipient on whose behalf such Plan Share is then held by the Trust.

     7.03 DISTRIBUTION OF PLAN SHARES.

     (a) TIMING OF DISTRIBUTIONS: General Rule. Plan Shares shall be distributed to a Recipient or his or her Beneficiary, as the case may be, as soon as practicable after they have been earned.

     (b) FORM OF DISTRIBUTIONS. Subject to Section 10.01 hereof, all Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock and one share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends shall be made in cash.

     (c) WITHHOLDING. The Trustees may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes at the statutory tax rate then in effect, and if the amount of a cash payment is insufficient, the Trustees may require the Recipient or Beneficiary to pay to the Trustees the amount required to be withheld as a condition of delivering the Plan Shares. The Trustees shall pay over to the Corporation or any Subsidiary which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

     (d) RESTRICTIONS ON SELLING OF PLAN SHARES. The Committee may require the Recipient or his or her Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his or her Plan Shares except in accordance with all then applicable federal and state securities laws, and the Committee may cause a legend to be placed on the stock certificate(s) representing the Plan Shares in order to restrict the transfer of the Plan Shares for such period of time or under such circumstances as the Committee, upon the advice of counsel, may deem appropriate. The Recipient or his or her Beneficiary shall agree to hold the Plan Shares for such time period as may be required under applicable laws and regulations and a restrictive legend to such effect shall be placed upon the stock certificate(s) evidencing the Plan Shares.

     7.04 VOTING OF PLAN SHARES. After a Plan Share Award has been made, the Recipient shall be entitled to direct the Trustees as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been earned and distributed to him pursuant to Section 7.03, subject to such rules and procedures as may be adopted by the Committee for this purpose. All shares of Common Stock held by the Trust as to which Recipients have not directed the voting shall be voted by the Trustees as the Committee in its discretion shall direct.


                              ARTICLE VIII - TRUST

     8.01 TRUST. The Trustees shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

     8.02 MANAGEMENT OF TRUST. The Trustees shall have complete authority and discretion with respect to the arrangement, control and investment of the assets held by the Trust, provided that, except as otherwise permitted below, the Trustees shall invest all assets of the Trust in Common Stock to the fullest extent practicable. In performing their duties, the Trustees shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

     (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. Except as contemplated by paragraph (b) below, the investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustees are authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly-issued or treasury shares.

     (b) Pending investment in accordance with paragraph (a) above, to temporarily invest any assets of the Trust in such deposit accounts, certificates of deposit, obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

     (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

     (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

     (e) To hold cash without interest in such amounts as may in the opinion of the Trustees be reasonable for the proper operation of the Plan and Trust.

     (f) To employ brokers, agents, custodians, consultants and accountants.

     (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

     (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his or her Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

     Notwithstanding anything herein contained to the contrary, the Trustees shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

     8.03 RECORDS AND ACCOUNTS. The Trustees shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

     8.04 EXPENSES. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation.


                  ARTICLE IX - CONTRIBUTION OF UNALLOCATED PLAN
                         SHARES UPON A CHANGE IN CONTROL

     9.01 CONTRIBUTION OF UNALLOCATED PLAN SHARES. Notwithstanding any other provision of this Plan to the contrary, including without limitation Section
2.01 hereof, upon a Change in Control of the Corporation all unallocated Plan Shares, as well as any other assets held by the Trust pending investment in Common Stock, shall be contributed by the Trust to Anchor Foundation, Inc. and/or to such other charitable organization(s) as the Board may determine in its sole discretion.


                            ARTICLE X - MISCELLANEOUS

     10.01 ADJUSTMENTS IN THE NUMBER OR KIND OF SHARES. In the event that there is any change in the number or kind of shares of Common Stock outstanding through the declaration of stock dividends payable in Common Stock, through stock splits or through recapitalization, merger, share exchange, consolidation, combination of shares or otherwise, the Committee shall make proportional adjustments in (i) the number and/or kind of securities subject to Plan Share Awards and (ii) the aggregate number and/or kind of securities available for distribution pursuant to Plan Share Awards. The determination by the Committee as to the terms of any of the foregoing adjustments shall be final, binding and conclusive.

     10.02 AMENDMENT AND TERMINATION OF PLAN AND PLAN SHARE AWARDS.

     (a) PLAN. The Board may, by resolution, at any time amend, suspend, discontinue or terminate the Plan, provided that no such amendment, suspension, discontinuation or termination shall be made without stockholder approval if such approval is (i) necessary to comply with any tax or regulatory requirement, including without limitation the requirements of any stock exchange or quotation system on which the Common Stock is listed or quoted, for which or with which the Board deems it necessary or desirable to qualify or to comply or (ii) otherwise required by applicable law. Upon termination of the Plan, all Plan Share Awards made prior thereto shall be distributed to the Recipients regardless whether such Plan Share Awards had otherwise been earned under the requirements established pursuant to Section 7.01.

     (b) PLAN SHARE AWARDS. The Committee may waive any condition or rights under, amend any terms of, or suspend, discontinue, cancel or terminate, any Plan Share Award theretofore granted, prospectively or retroactively, provided that any such waiver, amendment, suspension, discontinuance, cancellation or termination that would adversely affect the rights of any Recipient of any Plan Share Award theretofore granted shall not to that extent be effective without the consent of the affected Recipient.

     10.03 NONTRANSFERABLE. Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee pursuant to Section 6.03. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary be subject to any claim for benefits hereunder.

     10.04 EMPLOYMENT RIGHTS. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustees, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee to continue in the employ of the Corporation or any Subsidiary.

     10.05 VOTING AND DIVIDEND RIGHTS. No Recipient shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and
7.04 hereof, prior to the time said Plan Shares are actually earned and distributed to him.

     10.06 GOVERNING LAW. The Plan and Trust shall be governed by the laws of the State of Wisconsin.

     10.07 EFFECTIVE DATE. This Plan shall be effective as of July 15, 1992, the date of consummation of the Conversion.

     10.08 TERM OF PLAN. This Plan shall remain in effect until the earlier of
(i) termination by the Board, (ii) the distribution to Recipients and Beneficiaries of all assets of the Trust or (iii) upon a Change in Control of the Corporation, the distribution of all Plan Shares subject to outstanding Plan Share Awards pursuant to Section 7.01(c) hereof and the distribution of any unallocated assets of the Trust pursuant to Section 9.01 hereof.

     10.09 SUCCESSORS AND ASSIGNS. The Plan and any Plan Share Award thereunder shall be binding upon the successors and assigns of the Corporation and upon each Recipient and such Recipient's heirs, executors, administrators, personal representatives, permitted assignees and successors in interest.

     10.10 TAX STATUS OF TRUST. It is intended that the trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time.

                                     ANNEX C


                         ANCHOR BANCORP WISCONSIN, INC.
                2001 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


                              ARTICLE I - PURPOSES

         The purposes of this Anchor BanCorp Wisconsin, Inc. 2001 Stock Option Plan for Non-Employee Directors (the "Plan") are to attract and retain the services of experienced and knowledgeable non-employee directors of Anchor BanCorp Wisconsin, Inc. (the "Company") and each subsidiary of the Company as may be designated by the Board of Directors of the Company (the "Board") or a duly authorized committee thereof to participate in the Plan (each a "Subsidiary" and collectively, the "Subsidiaries") and to provide an incentive for such non-employee directors of the Company and any such participating Subsidiaries to increase their proprietary interests in the Company's long-term success and progress.


                     ARTICLE II - SHARES SUBJECT TO THE PLAN

         Subject to adjustment in accordance with Article VI hereof, the total number of shares of the Company's Common Stock, $0.10 par value per share (the "Common Stock"), which may be issued upon exercise of options which may be granted hereunder is 250,000 (the "Shares"). The Shares issued upon exercise of options granted hereunder (each on "Option" and collectively, "Options") may, at the discretion of the Board, be shares presently authorized but unissued and/or shares subsequently acquired by the Company in public or private transactions. If any Option granted under this Plan expires or terminates without being exercised in full, the Shares subject to the unexercised portion shall be available for reissuance under the Plan.


                    ARTICLE III - ADMINISTRATION OF THE PLAN

         The administrator of this Plan (the "Plan Administrator") shall be the Board or a duly authorized committee thereof consisting solely of two or more "non-employee directors," as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Plan Administrator shall have the power to make determinations regarding awards to non-employee Directors of the Company and participating Subsidiaries under this Plan, to determine participating Subsidiaries under this Plan, to construe the provisions of this Plan, to determine all questions arising under this Plan and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable, subject to Article IX of this Plan. Any such determinations by the Committee shall be final, binding and conclusive.


                           ARTICLE IV - OPTION GRANTS

         Each Director of the Company and each Director of a participating Subsidiary who in each case is not an employee of the Company or any parent or Subsidiary of the Company shall be eligible to receive an option to purchase Shares under this Plan. Options may be granted to such persons under this Plan at such times and in such amounts as may be determined by the Plan Administrator. Options granted to Directors of the Company or a participating Subsidiary ("Optionees") shall be vested and exercisable according to the terms of Article V below.

                            ARTICLE V - OPTION TERMS

         5.1 OPTION AGREEMENT. The Plan Administrator shall promptly notify each Director of the Company or a participating Subsidiary of each Option granted to that Director. Each Option granted under this Plan shall be evidenced by an option agreement (an "Agreement") duly executed on behalf of the Company and by the Optionee. Each Agreement shall comply with and be subject to the terms and conditions of this Plan and may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Plan Administrator.

         5.2 OPTION EXERCISE PRICE. The exercise price per share for an Option shall be the fair market value per share of Common Stock on the date of grant. For purposes of the Plan, "fair market value" shall be the per share closing sale price of the Common Stock on the date in question on the principal United States securities exchange registered under the Exchange Act on which the Common Stock is listed or, if the Common Stock is not listed on any such exchange, the per share closing sale price of a share of Common Stock on the Nasdaq Stock Market's National Market or any other such system then in use, or if no quotations are available, the most recent average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market.

         5.3 TERM OF OPTIONS. Each Option shall have a term which extends from the date of grant through the tenth anniversary of the date of grant (the "Termination Date"), provided that in the event that an Optionee ceases to be a Director of the Company or a participating Subsidiary for any reason, the unexercised portion of any Option held by such Optionee shall expire as of the earlier of the Termination Date of the Option or the third anniversary of the day the Optionee ceases to be a Director of the Company or a participating Subsidiary.

         5.4 EXERCISABILITY OF OPTION. An Option shall be exercisable on the date of grant and thereafter shall remain exercisable throughout its term, subject to earlier termination as provided in Section 5.3 hereof. During the period it is exercisable, as described immediately above, an Option may be exercised in whole or in part on any business day or days chosen by the Optionee, provided, however, that only whole Shares shall be issued pursuant to the exercise of an Option.

         5.5 MANNER OF EXERCISE. An Option shall be exercised by giving written notice, signed by the person exercising the Option, to the Company stating the number of Shares with respect to which the Option is being exercised, accompanied by payment in full for such Shares, which payment may be in whole or in part (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker directing the broker to sell the Shares and then to properly deliver to the Company the amount of sale or loan proceeds to pay the exercise price, all in accordance with applicable laws and regulations, or (iii) at the discretion of the Plan Administrator, by delivering shares of Common Stock which have been held for at least 6 months (including shares acquired pursuant to the exercise of an Option) equal in fair market value for the exercise price of the Shares to be acquired pursuant to the Option.

         5.6 TRANSFERABILITY. Except as may be approved by the Plan Administrator, an Option shall not be sold, transferred, assigned, pledged, hypothecated, attached, executed upon or otherwise disposed of in whole or in part in any way other than by will or the laws of descent and distribution or as specifically provided herein. The transfer by an Optionee to a trust created by the Optionee for the benefit of the Optionee or the Optionee's family which is revocable at any and all times during the Optionee's lifetime by the Optionee and as to which the Optionee is the sole trustee during his or her lifetime will not be deemed to be a transfer for purposes of the Plan. Under such rules and regulations as the Plan Administrator may establish pursuant to the terms of the Plan, a beneficiary may be designated with respect to an Option in the event of the death of an Optionee. If the estate of the Optionee is the beneficiary with respect to an Option, any rights with respect to such Option may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of such Optionee or pursuant to the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee may transfer an Option to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 5.6. Options which are transferred pursuant to this Section 5.6 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

         5.7 NO SPECIAL RIGHTS. The Optionee or the Optionee's successor-in-interest shall have no rights as a stockholder with respect to any Shares which may be purchased by exercise of an Option unless and until a certificate representing such Shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

         5.8 LIMITATION AS TO DIRECTORSHIP. Neither this Plan, the granting of an Option hereunder nor any other action taken pursuant hereto shall constitute or be evidence of any agreement or understanding, express or implied, that an Optionee has a right to continue as a Director of the Company or a Subsidiary of the Company for any period of time.

         5.9 COMPLIANCE WITH LAWS AND REGULATIONS. All Options granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue any certificates for any Shares upon the exercise of an Option granted under this Plan, or record as a holder of record of Shares the name of the individual exercising an Option under this Plan, prior to completion of any registration or qualification or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any governmental or regulatory body, which the Company shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option may be exercised if such exercise or issuance would be contrary to applicable laws and regulations.

         5.10 WITHHOLDING OF TAXES. The Company may make such provisions as it deems appropriate for the withholding by the Company pursuant to federal or state income tax laws of such statutorily provided amounts as the Company determines it is required to withhold in connection with any Option. The Company may require an Optionee to satisfy any relevant tax requirements before authorizing any issuance of Shares to such Optionee or payment of any other benefit hereunder to such Optionee. Any such settlement shall be made in the form of cash, check or such other form of consideration as is satisfactory to the Board of Directors, including without limitation Shares acquired upon exercise of an Option.


                        ARTICLE VI - CAPITAL ADJUSTMENTS

         In the event that the Plan Administrator determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Plan Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Plan Administrator shall, in such manner as it may deem equitable, adjust any or all of the aggregate number and class of Shares for which Options may be granted under this Plan, the number and class of Shares covered by each outstanding Option under this Plan and the exercise price per Share of each such outstanding Option. In the event of any adjustment in the number of Shares covered by any Option, any fractional Shares resulting from such adjustment shall be disregarded and each such Option shall cover only the number of full Shares resulting from such adjustment.


                       ARTICLE VII - EXPENSES OF THE PLAN

         All costs and expenses related to the adoption and administration of this Plan shall be borne by the Company and none of such expenses shall be charged to any Optionee.


             ARTICLE VIII - EFFECTIVE DATE AND DURATION OF THE PLAN

         This Plan became effective upon adoption by the Board on June 1, 2001, subject to the approval of the stockholders of the Company at the next annual meeting of stockholders of the Company, and shall continue in effect until it is terminated by action of the Board.


               ARTICLES IX - TERMINATION AND AMENDMENT OF THE PLAN

         Subject to any approval of the Company's stockholders required under applicable law, the Board may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion, provided that no such action shall adversely affect any then-outstanding Options.


                            ARTICLE X - MISCELLANEOUS

         10.1 OTHER PLANS. Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or benefits to directors generally, which the Company or a Subsidiary now has or may hereafter lawfully put into effect, including, without limitation, any retirement, pension, insurance, stock purchase, incentive compensation or bonus plan, provided that in the event that this Plan is approved by the stockholders of the Company pursuant to Article VIII hereof, the Company's 1995 Stock Option Plan for Non-Employee Directors and 1992 Directors' Stock Option Plan (but not outstanding options thereunder) shall be deemed to be terminated, except to the extent necessary for purposes of determining the terms of outstanding options thereunder.

     10.2 SINGULAR, PLURAL; GENDER. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender, as the context may require.

     10.3 APPLICABLE LAW. This Plan shall be governed by, interpreted under, and construed and enforced in accordance with the internal laws of the State of Wisconsin.

     10.4 SUCCESSORS AND ASSIGNS. This Plan and any Agreement with respect to an Option shall be binding upon the successors and assigns of the Company and upon each Optionee and such Optionee's heirs, executors, administrators, personal representatives, permitted assignees and successors in interest.

                          ANCHOR BANCORP WISCONSIN INC.
                         ANNUAL MEETING OF STOCKHOLDERS


         The undersigned hereby instructs the Trustees of the Trust created pursuant to the Management Recognition Plans ("Recognition Plans") of Anchor BanCorp Wisconsin Inc. (the "Company"), to vote the shares of Common Stock of the Company which were granted to me as of June 8, 2001 pursuant to the Recognition Plans upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company to be held on July 24, 2001.

1.   ELECTION OF DIRECTORS

     |_|     FOR all nominees listed                               |_|     WITHHOLD AUTHORITY
             below (except as marked                                       to vote for all nominees
             to the contrary below)                                        listed below

     Nominees for three-year term:  Douglas J. Timmerman and Greg M. Larson

     (INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NAMES OF THE
     NOMINEE(S) IN THE SPACE PROVIDED BELOW.)


--------------------------------------------------------------------------------------------------------------------
2.   PROPOSAL to adopt the Amended and Restated Management Recognition Plan and Trust Agreement.

     |_|     FOR                             |_|     AGAINST                                 |_|     ABSTAIN

3.   PROPOSAL to adopt the 2001 Stock Option Plan For Non-Employee Directors.

     |_|     FOR                             |_|     AGAINST                                 |_|     ABSTAIN

4.   PROPOSAL to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 2002.

     |_|     FOR                             |_|     AGAINST                                 |_|     ABSTAIN

5.   In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

     The Company's Board of Directors recommends a vote FOR election of the Board of Directors' nominees to the Board of Directors, FOR Proposal 2, FOR Proposal 3, and FOR Proposal 4. Such votes are hereby solicited by the Board of Directors.

                                      Dated:                              , 2001
                                            ------------------------------


                                      ------------------------------------------
                                      Signature



                                      If you return this card properly signed
                                      but do not otherwise specify, shares will be voted FOR election of the Board of Directors' nominees to the Board of Directors, FOR Proposal 2, FOR Proposal 3, and FOR Proposal 4. If you do not return this card, shares will be voted by the Trustees of the Recognition Plans.

                          [ANCHOR BANCORP LETTERHEAD]


June 15, 2001


To: Participants in the Anchor BanCorp Wisconsin Inc. Employee Stock Ownership Plan


As described in the attached materials, your proxy as a stockholder of Anchor BanCorp Wisconsin Inc. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company allocated to your account under the Anchor BanCorp Wisconsin Inc. Employee Stock Ownership Plan ("ESOP") will be voted.

Enclosed with this letter is the Proxy Statement which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the shares allocated to your account, and a postage paid return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the ESOP by marking, dating, signing and returning the enclosed voting instruction ballot to the Administrators of the ESOP in the accompanying envelope. The ESOP Administrators will certify the totals to the Company for the purpose of having those shares voted by the Trustees of the ESOP.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the ESOP are not received, the shares allocated to your account will be voted by the Trustees in the same ratio on each matter for which instructions for allocated shares are received from all participants. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note that the enclosed material relates to those shares which have been allocated to your account under the ESOP. You will receive other voting materials for those shares owned by you individually and not under the ESOP.

Sincerely,

/s/ Douglas J. Timmerman

Douglas J. Timmerman
President

sgb

                          [ANCHOR BANCORP LETTERHEAD]



June 15, 2001


To: Persons Granted Restricted Stock Under the Management Recognition Plans of Anchor BanCorp Wisconsin Inc.


As described in the attached materials, your proxy as a stockholder of Anchor BanCorp Wisconsin Inc. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of restricted Common Stock of the Company granted to you pursuant to the Company's Management Recognition Plans ("Recognition Plans") will be voted.

Enclosed with this letter is the Proxy Statement which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the restricted shares granted to you and a postage paid return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Recognition Plans by marking, dating, signing and returning the enclosed voting instruction ballot to the Administrators of the Recognition Plans in the accompanying envelope. The Plan Administrators will certify the totals to the Company for the purpose of having those shares voted by the Trustees of the Recognition Plans.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Recognition Plans are not received, the shares granted to you will be voted by the Trustees of the Recognition Plans. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note that the enclosed material relates to those shares which have been granted to you under the Recognition Plans. You will receive other voting materials for those shares owned by you individually and not under the Recognition Plans.

Sincerely,

/s/ Douglas J. Timmerman

Douglas J. Timmerman
President

sgb

                          [ANCHOR BANCORP LETTERHEAD]


June 15, 2001

To:      Participants in the Retirement Plan of AnchorBank, S.S.B.


As described in the attached materials, your proxy as a stockholder of Anchor BanCorp Wisconsin Inc. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct, on a confidential basis, the manner in which shares of Common Stock of the Company allocated to your account under the AnchorBank Retirement Plan ("Retirement Plan") will be voted.

Enclosed with this letter is the Proxy Statement which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the shares allocated to your account, and a postage paid return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Retirement Plan by marking, dating, signing and returning the enclosed voting instruction ballot to State Street Trust, the Trustee of the Retirement Plan (the "Trustee"), in the accompanying envelope. Your voting instructions will remain completely confidential. Only representatives of the Trustee, who will tabulate the voting instructions, will have access to your ballots. The Trustee will certify the totals to the Company for the purpose of having those shares voted. No person associated with the Company or the Bank will see the individual voting instructions.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Retirement Plan are not received, the shares allocated to your account will be voted by the Trustee. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note that the enclosed material relates to those shares which have been allocated to your account under the Retirement Plan. You will receive other voting materials for those shares owned by you individually and not under the Retirement Plan.

Sincerely,

/s/ Douglas J. Timmerman

Douglas J. Timmerman
President

sgb

                         ANCHOR BANCORP WISCONSIN INC.
                         ANNUAL MEETING OF STOCKHOLDERS


     The undersigned hereby instructs State Street Trust, the Trustee of the Trust created pursuant to the AnchorBank, S.S.B. 401(k) Retirement Plan ("401(k) Retirement Plan") to vote the shares of Common Stock of Anchor BanCorp Wisconsin, Inc. the ("Company") which were allocated to my account as of June
8, 2001, pursuant to the Retirement Plan upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company to be held on July 24, 2001.

     THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, AND FOR PROPOSAL 2, FOR PROPOSAL 3, AND FOR PROPOSAL 4. SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS.





          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
            o DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED o


                             401(k) RETIREMENT PLAN
               ANCHOR BANCORP WISCONSIN INC. 2001 ANNUAL MEETING

1. ELECTION OF DIRECTORS: 1 - Douglas J. Timmerman  2 - Greg M. Larson  [ ] FOR all nominees            [ ] WITHHOLD AUTHORITY
   (for three year term)                                                    listed to the left (except      to vote for all nominees
                                                                            as specified below).            listed to the left.
                                                                         __________________________________________________________
(Instructions: To withhold authority to vote for any indicated          |                                                          |
nominee, write the number(s) of the nominee(s) in the box      ------>  |                                                          |
provided to the right).                                                 |__________________________________________________________|

2. PROPOSAL to adopt the Amended and Restated Management
   Recognition Plan and Trust Agreement.                                [ ] FOR               [ ] AGAINST              [ ] ABSTAIN

3. PROPOSAL to adopt the 2001 Stock Option Plan For Non-
   Employee Directors.                                                  [ ] FOR               [ ] AGAINST              [ ] ABSTAIN

4. PROPOSAL to ratify the appointment of Ernst & Young
   LLP as the Company's independent auditors for the fiscal
   year ending March 31, 2002.                                           [ ] FOR               [ ] AGAINST              [ ] ABSTAIN

5. In their discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

CHECK APPROPRIATE BOX AND                   Date ______________                      NO. OF SHARES
INDICATE CHANGES BELOW:
ADDRESS CHANGE?  [ ]       NAME CHANGE?  [ ]                             __________________________________________________________
                                                                        |                                                          |
                                                                        |                                                          |
                                                                        |__________________________________________________________|

                                                                        SIGNATURE(S) IN BOX

                                                                        If you return this card properly signed but do not otherwise specify, shares will be voted FOR election of the Board of
                                                                        Directors' nominees to the Board of Directors, FOR Proposal
                                                                        2, FOR Proposal 3, and FOR Proposal 4. If you do not return this card, shares will be voted by the Trustee of the
                                                                        Retirement Plan.

REVOCABLE PROXY                                                  REVOCABLE PROXY


                         ANCHOR BANCORP WISCONSIN INC.
                         ANNUAL MEETING OF STOCKHOLDERS

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ANCHOR BANCORP WISCONSIN INC. ("COMPANY") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 24, 2001 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned, being a stockholder of the Company as of June 8, 2001, hereby authorizes the Board of Directors of the Company or any successors thereto as proxies with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Crowne Plaza, 4402 E. Washington Avenue, Madison, Wisconsin on July 24, 2001, at 2:00 p.m., Central Time, and at any adjournment of said meeting and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

     SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED, IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR PROPOSAL 4, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.




          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
            o DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED o


               ANCHOR BANCORP WISCONSIN INC. 2001 ANNUAL MEETING

1. ELECTION OF DIRECTORS: 1 - Douglas J. Timmerman  2 - Greg M. Larson  [ ] FOR all nominees            [ ] WITHHOLD AUTHORITY
   (for three year term)                                                    listed to the left (except      to vote for all nominees
                                                                            as specified below).            listed to the left.
                                                                         __________________________________________________________
(Instructions: To withhold authority to vote for any indicated          |                                                          |
nominee, write the number(s) of the nominee(s) in the box      ------>  |                                                          |
provided to the right).                                                 |__________________________________________________________|

2. PROPOSAL to adopt the Amended and Restated Management
   Recognition Plan and Trust Agreement.                                [ ] FOR               [ ] AGAINST              [ ] ABSTAIN

3. PROPOSAL to adopt the 2001 Stock Option Plan For Non-
   Employee Directors.                                                  [ ] FOR               [ ] AGAINST              [ ] ABSTAIN

4. PROPOSAL to ratify the appointment of Ernst & Young
   LLP as the Company's independent auditors for the fiscal
   year ending March 31, 2002.                                          [ ] FOR               [ ] AGAINST              [ ] ABSTAIN

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

CHECK APPROPRIATE BOX AND                   Date ______________                      NO. OF SHARES
INDICATE CHANGES BELOW:
ADDRESS CHANGE?  [ ]       NAME CHANGE?  [ ]                             __________________________________________________________
                                                                        |                                                          |
                                                                        |                                                          |
                                                                        |__________________________________________________________|

                                                                        SIGNATURE(S) IN BOX

                                                                        Please sign this exactly as your names(s) appear(s) on the proxy. When signing in a representative capacity, please
                                                                        give title. If shares are held jointly, only one holder
                                                                        need sign.

                         ANCHOR BANCORP WISCONSIN INC.
                         ANNUAL MEETING OF STOCKHOLDERS


     The undersigned hereby instructs the Trustees of the Trust created pursuant to the Employee Stock Ownership Plan ("ESOP") of Anchor BanCorp Wisconsin, Inc. the ("Company"), to vote the shares of Common Stock of the Company which were allocated to my account as of June 8, 2001, pursuant to the ESOP upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company to be held on July 24, 2001.

     THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, AND FOR PROPOSAL 2, FOR PROPOSAL 3, AND FOR PROPOSAL 4. SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS.





          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
            o DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED o


                                      ESOP
               ANCHOR BANCORP WISCONSIN INC. 2001 ANNUAL MEETING

1. ELECTION OF DIRECTORS: 1 - Douglas J. Timmerman  2 - Greg M. Larson  [ ] FOR all nominees            [ ] WITHHOLD AUTHORITY
   (for three year term)                                                    listed to the left (except      to vote for all nominees
                                                                            as specified below).            listed to the left.
                                                                         __________________________________________________________
(Instructions: To withhold authority to vote for any indicated          |                                                          |
nominee, write the number(s) of the nominee(s) in the box      ------>  |                                                          |
provided to the right).                                                 |__________________________________________________________|

2. PROPOSAL to adopt the Amended and Restated Management
   Recognition Plan and Trust Agreement.                                [ ] FOR               [ ] AGAINST              [ ] ABSTAIN

3. PROPOSAL to adopt the 2001 Stock Option Plan For Non-
   Employee Directors.                                                  [ ] FOR               [ ] AGAINST              [ ] ABSTAIN

4. PROPOSAL to ratify the appointment of Ernst & Young
   LLP as the Company's independent auditors for the fiscal
   year ending March 31, 2002.                                           [ ] FOR               [ ] AGAINST              [ ] ABSTAIN

5. In their discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

CHECK APPROPRIATE BOX AND                   Date ______________                      NO. OF SHARES
INDICATE CHANGES BELOW:
ADDRESS CHANGE?  [ ]       NAME CHANGE?  [ ]                             __________________________________________________________
                                                                        |                                                          |
                                                                        |                                                          |
                                                                        |__________________________________________________________|

                                                                        SIGNATURE(S) IN BOX

                                                                        If you return this card properly signed but do not otherwise specify, shares will be voted FOR election of the Board of
                                                                        Directors' nominees to the Board of Directors, FOR Proposal
                                                                        2, FOR Proposal 3, and FOR Proposal 4. If you do not return this card, shares will be voted by the Trustees of the ESOP in the proportion as the allocated shares under the ESOP
                                                                        have voted.